SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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|_|	Definitive Proxy Statement

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|_|	Soliciting Material Pursuant to Section 240.14a-12

BLACKROCK SERIES FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BLACKROCK SERIES FUND, INC.
BlackRock Equity Dividend Portfolio
BlackRock International Index Portfolio
BlackRock Global SmallCap Portfolio
BlackRock Mid Cap Value Opportunities Portfolio
BlackRock SmallCap Index Portfolio
BlackRock Short-Term Bond Portfolio

[____] [__], 2007

Dear Contract Holder:

Your insurance company offers variable annuity contracts (each a “Contract”) through its separate account (the “Separate Account”), a unit investment trust. The Separate Account consists of certain investment divisions, each of which invests in a portfolio of an underlying mutual fund. Your insurance company occasionally asks you for instructions on how you would like it to represent your interests at meetings of shareholders of BlackRock Series Fund, Inc. (formerly FAM Series Fund, Inc.) (the “Fund”). The Fund consists of fourteen portfolios. This Proxy relates solely to the six portfolios noted above (each, an “Existing Portfolio”), which underlie the investment options offered under your Contract.

I am writing to invite you to a special shareholder meeting of each Existing Portfolio to be held on March 15, 2007. The purpose of this meeting is for shareholders to vote on a proposal to substitute interests of another portfolio for your interests in the applicable Portfolio as of the proposed date.

On January 31, 2007, the Board of Directors of the Fund (the “Board”) considered and approved the liquidation of each Existing Portfolio contingent upon your approval of the applicable Plan of Substitution. If approved by shareholders of the applicable Portfolio at the March 15, 2007 meeting, each substitution is expected to occur on or about May 1, 2007. You may transfer your assets into another portfolio available under your Contract at any time prior to the substitution date. If you do not do so, however, please note that, if the shareholders of your Existing Portfolio approve the proposal, your assets will automatically be transferred to the substitute portfolio offered under your Contract on the substitution date.

The management of your insurance company recommends that you vote “For” the proposal described in the enclosed proxy statement. The recommendation is based on the Fund’s decision to liquidate each Existing Portfolio due to, among other factors, the poor sale trends of each Portfolio. The Board’s reasons for liquidating Existing Portfolios and management’s recommendation to approve the proposed substitutions are described in detail in the Proxy Statement, which you should read and consider carefully before casting your vote.

I encourage you to review the enclosed materials, which explain the proposal in more detail. Your vote is important and we hope that you will respond today. Please vote and return your authorization card in the enclosed postage paid envelope as soon as possible. Your vote is important and we hope you will respond today no matter how large or small your holdings may be.

If you have any questions before you vote, please call [_____]. We will help you get the answers you need promptly. Thank you for your participation in this important matter.

Sincerely,

______________________
Title:
BlackRock Series Fund, Inc.

NOTICE OF A SPECIAL MEETING
OF THE SHAREHOLDERS OF
BLACKROCK SERIES FUND, INC.

BlackRock Equity Dividend Portfolio
BlackRock International Index Portfolio
BlackRock Global SmallCap Portfolio
BlackRock Mid Cap Value Opportunities Portfolio
BlackRock SmallCap Index Portfolio
BlackRock Short-Term Bond Portfolio
(each, an “Existing Portfolio”)

A Special Meeting of the Shareholders (the “Special Meeting”) of the Existing Portfolios, each a portfolio of BlackRock Series Fund, Inc., will be held on March 15, at [___] p.m., Eastern time, at the offices of BlackRock Advisors, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536 for the following purposes:

1.	To consider and vote on a Plan of Substitution for each Existing Portfolio; and

2.	To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

Please read the enclosed proxy statement carefully for information concerning the proposal to be considered at the Special Meeting.

Shareholders of record at the close of business on January 31, 2007 are entitled to notice of and to vote at the Special Meeting. As a holder of a variable annuity contract with respect to an Existing Portfolio, you are entitled to instruct your participating insurance company on how to vote your shares. Please complete and sign the enclosed authorization card and return it in the accompanying envelope as promptly as possible.

        Your vote is important regardless of the size of your holdings in an Existing Portfolio. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed authorization card and return it promptly in the enclosed envelope or submit your authorization by telephone or over the internet. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. In order to avoid additional expense we ask for your cooperation in submitting your authorization promptly.

By Order of the Board of Directors,

/s/ Alice A. Pellegrino
Alice A. Pellegrino
Secretary

[Date]

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BLACKROCK SERIES FUND, INC.

BlackRock Equity Dividend Portfolio
BlackRock International Index Portfolio
BlackRock Global SmallCap Portfolio
BlackRock Mid Cap Value Opportunities Portfolio
BlackRock SmallCap Index Portfolio
BlackRock Short-Term Bond Portfolio
(each, a “Portfolio”)

Proxy Statement for the
Special Meeting of Shareholders
To Be Held on March 15, 2007

This Proxy Statement provides information you should review before instructing your insurance company on how to vote on the matter listed in the foregoing Notice of Special Meeting for each Portfolio of BlackRock Series Fund, Inc. (the “Fund”). The Fund’s Board of Directors (the “Board”), with the approval of the management of your insurance company are soliciting your voting instruction for a Special Meeting of shareholders of each Portfolio (the “Special Meeting”) to be held on March 15, 2007, at [___] p.m., Eastern time, at the offices of BlackRock Advisors, LLC (“BlackRock Advisors”), 800 Scudders Mill Road, Plainsboro, NJ 08536 for the following purposes, and for any adjournment of that Meeting. Shareholders of record of each Portfolio on January 31, 2007 (the “Record Date”) are entitled to be present and to vote at the Special Meeting or any adjourned meeting. Holders (“Contract Holders”) of variable annuity contracts (“Contracts”) in connection with a Portfolio as of such date are entitled to provide instructions with respect to the representation of their interests at the Special Meeting.

This Proxy Statement describes the matter that will be voted on at the Special Meeting (the “Proposal”). The solicitation of voting instructions is made by the mailing of this Proxy Statement and the accompanying authorization card on or about [February 9], 2007. Whether or not you expect to attend the Special Meeting or any adjournments thereof, the Board of Directors of the Fund, on behalf of each Portfolio, requests that you vote your shares by completing and returning the enclosed form of proxy.

APPROVAL OF THE PROPOSED PLAN OF SUBSTITUTION FOR EACH PORTFOLIO

The Board, including the Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, approved a Plan of Liquidation for each of the six Existing Portfolios. Shareholder vote is not required to liquidate an Existing Portfolio. The management of Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York (each, an “Insurance Company” and, collectively, the “Insurance Companies”) each recommend that the shareholders of each Existing Portfolio approve the Plan of Substitution for that Portfolio, a form of which is attached as Appendix A to this Proxy Statement. At a meeting of the Board on January 31, 2007, the Board, pursuant to the recommendation of the Insurance Companies, authorized sending a proxy statement to shareholders of each Existing Portfolio to solicit approval of the replacement of portfolio shares. The Board determined that each Portfolio should be liquidated and dissolved contingent upon receiving approval for the applicable Plan of Substitution at the Special Meeting to replace interests of certain portfolios listed below (each a “Replacement Portfolio”) for interests of each relevant Existing Portfolio.

Background. Shares in the Portfolios are sold to Separate Accounts that fund variable annuity contracts by certain insurance companies. Shares of each Existing Portfolio are owned only by the Separate Accounts. On January 31, 2007, the Fund’s Board approved a proposal to liquidate each Existing Portfolio contingent upon the approval by shareholders of a Plan of Substitution, as discussed below.

Proposal 1 of this proxy solicitation does not apply to contract holders of variable annuities offered through Nationwide life insurance companies.

The Insurance Companies considered how best to serve the interests of Contract Holders in connection with the proposed Portfolio liquidations and replacements. Upon the recommendation of the Insurance Companies, shareholders are encouraged to approve the replacement of subaccounts holding the proceeds of each Existing Portfolio with interests in subaccounts investing in the corresponding Replacement Portfolio. Contingent upon such

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approval, each Insurance Company would then replace interests in the Existing Portfolios, as set out below, for interests in each Replacement Portfolio of Contract Holders who did not exercise their transfer rights prior to the replacement.

Name of Existing Portfolio and Classes of Share	Name of Replacement Portfolio and Class of Shares

BlackRock Equity Dividend Portfolio	AllianceBernstein VPS Value Portfolio
Class I	Class A
Class II	Class A
Class III	Class A

BlackRock International Index Portfolio	American Funds Insurance Series International Fund
Class I	Class 2
Class II	Class 2
Class III	Class 2

BlackRock Global SmallCap Portfolio	Wanger International Small Cap [To be confirmed]
Class I	Class A
Class II	Class A
Class III	Class A

BlackRock Mid Cap Value Opportunities Portfolio	Roszel/Lord Abbett Mid Cap Value Portfolio
Class I
Class II
Class III

BlackRock SmallCap Index Portfolio	Oppenheimer Main Street Small Cap Fund/VA
Class I	Service Class
Class II	Service Class
Class III	Service Class

BlackRock Short-Term Bond Portfolio	PIMCO Variable Insurance Trust - Low Duration Portfolio
Class I	Administrative Class
Class II	Administrative Class
Class III	Administrative Class

The investment objective and investment strategies, principal risks, fees and expenses and other comparative information concerning the Existing Portfolios and the Replacement Portfolios are discussed in “Comparison of Investment Objective, Investment Strategy and Principal Risks” below. The attached authorization card seeks the Contract Holders’ approval of the above-described Proposal 1 with respect to each Existing Portfolio.

Plan of Substitution. Each Plan of Substitution will be implemented by the Insurance Companies, as described below. Each of the Plans is identical except for the identity of the Existing Portfolio and the Replacement Portfolio. The following discussion of a Plan of Substitution is qualified in its entirety by the full text of such Plan.

Each Plan will become effective with respect to its applicable Existing Portfolio on the date of its approval by the affirmative vote of a majority of the outstanding shares of each applicable Existing Portfolio (the “Effective Date”). For each Existing Portfolio for which such approval is obtained, the Insurance Companies will on May 1, 2007 redeem shares of each Existing Portfolio at net asset value and purchase, with the proceeds of shares of each Existing Portfolio at net asset value, for the benefit of the Contract Holders having an interest in an Existing Portfolio at the time of the replacement, an interest in the corresponding Replacement Portfolio at net asset value (such purchase is referred to herein as the “Replacement”). As a result, the Replacement will not affect the value of a Contract Holder’s interests as transferred to a Replacement Portfolio.

The Replacement will not cause the contract charges currently being paid by the existing Contract Holders to be greater after the Replacement than before the Replacement; however, net portfolio expenses may be higher for certain of the Replacement Portfolios. Also, neither the rights of Contract Holders nor the obligations of the Insurance Companies under the Contracts will be altered in any way. In addition, the transfer of a Contract Holder’s interests from the subaccount investing in an Existing Portfolio as a result of the Replacement will not be counted as one of the free transfers permitted to Contract Holders under the Contracts. For information about the relative expense levels of each Existing Portfolio and its proposed Replacement Portfolio, see the discussion under Performance and Fee Comparison, below.

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The expenses incurred in connection with implementing a Plan of Substitution, including legal, accounting and other fees and costs, will be paid by BlackRock Advisors.

Transfer Rights. At any time prior to an Existing Portfolio’s date of replacement, Contract Holders may transfer their interests in an applicable Existing Portfolio to any of the other investment options offered under their Contract, subject to the terms of the relevant Separate Account prospectus and Contract, and no transfer fees or other charges will be imposed. Following the Replacement, Contract Holders who had any remaining interests transferred from the subaccount investing in an Existing Portfolio to that investing in a Replacement Portfolio may transfer among any of the remaining investment options in accordance with the terms of the Contracts, also free of any transfer fees or other charges. Any such transfer will not be counted as one of the free transfers permitted per calendar year under the Contracts, provided that the transfer occurs prior to, or within 90 days after, the date of the Replacement. Appendix B contains a description of the investment options into which a Contract Holder may transfer prior to and after the Replacement.

Each Contract Holder should refer to his or her Separate Account prospectus or Contract for a description of the other investment options available under his or her Contract prior to and after the date of the Replacement. Contract Holders may obtain a prospectus for the Separate Account and applicable investment options free of charge by contacting their Insurance Company representatives. The prospectus for the Separate Account and mutual fund investment options are also available on the EDGAR database on the Securities and Exchange Commission’s (“SEC”) Internet site at http://www.sec.gov. Information about the Fund and its Existing Portfolios and the Replacement Portfolios may also be reviewed and copied by visiting the SEC’s Public Reference Room in Washington, DC (phone 1-202-942-8090). These reports and other information can be inspected and copied at prescribed rates at the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Room 1580 located at 100 F Street, NE, Washington, DC 20549.

Partial Withdrawal Rights. In lieu of the transfer rights discussed above, and subject to applicable tax law, each Contract Holder may elect to receive in cash (a) the value of his or her interest in an Existing Portfolio prior to the Replacement or (b) the value of his or her interest actually transferred from a subaccount investing in an Existing Portfolio to a subaccount investing in a Replacement Portfolio after the Replacement, by exercising his or her partial withdrawal rights under the Contract (such a partial withdrawal may have adverse tax consequences — see “Federal Tax Consequences” below). Such a partial withdrawal also may negatively impact certain features and benefits under your contract. If a Contract Holder elects to make a partial withdrawal within 30 days after the Replacement, each Insurance Company has agreed to waive any Contract early withdrawal charges attributable to the replaced amounts that would normally be imposed on such partial withdrawal. Each Insurance Company’s offer to waive early withdrawal charges will not apply to amounts that have been transferred to an Existing Portfolio from the other investment options after the date of the supplements to the current prospectuses notifying Contract Holders of the proposed Replacement.

Federal Income Tax Consequences. The Replacement will not create any tax liability for Contract Holders. Also, Contract Holders will not incur any tax liability for exercising their transfer rights. However, Contract Holders who exercise their partial withdrawal rights may incur income tax liability and a tax penalty. Contract Holders are encouraged to refer to their Separate Account prospectuses for a discussion of the possible tax consequences resulting from a partial withdrawal. Contract Holders should consult qualified tax advisors concerning their particular tax situation before exercising their partial withdrawal rights.

CONSIDERATIONS REGARDING THE
PLANS OF SUBSTITUTION

Reasons for Proposed Replacements of Existing Portfolios. Each Existing Portfolio is a portfolio of the Fund, an open-end investment management company organized under the laws of the State of Maryland on September 4, 1980. The date of organization and the net assets of each Existing Portfolio as of December 31, 2006 are set forth in the table below.

Name of Existing Portfolio	Date of Organization	Net Assets (in millions)

BlackRock Equity Dividend Portfolio	December 31, 2004	$5.1

BlackRock Global SmallCap Portfolio	December 31, 2004	$6.7

BlackRock International Index Portfolio	December 31, 2004	$10.0

BlackRock Mid Cap Value Opportunities Portfolio	December 31, 2004	$7.4

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Name of Existing Portfolio	Date of Organization	Net Assets (in millions)

BlackRock SmallCap Index Portfolio	December 31, 2004	$8.8

BlackRock Short-Term Bond Portfolio	December 31, 2004	$2.1

None of the Existing Portfolios have been able to sell a sufficient number of shares to lower its operating expense ratio by spreading fixed expenses over a larger asset base. At present, BlackRock Advisors is waiving its entire management fee and reimbursing all expenses of each Existing Portfolio. Absent this fee waiver and reimbursement, Contract Holders would have to bear expenses at a relatively high level because the Fund’s asset base is small and would make each Existing Portfolio unattractive to Contract Holders.

The Board met on January 31, 2007 to consider the liquidations of each Existing Portfolio and considered a number of factors, including, but not limited to, the amount of each Existing Portfolio’s net assets, its expense ratio (with and without the waiver and reimbursement of expenses by BlackRock Advisors), and the possibility that additional sales of applicable Portfolio shares could enable that Existing Portfolio to attain an asset level that would sustain an acceptable expense ratio. The Board also reviewed the efforts and expenses of the Fund to distribute shares of the Existing Portfolios through the Insurance Companies and the effect of each Existing Portfolio’s operating expenses on its historic and anticipated returns to shareholders. The Board considered that BlackRock Advisors had not been able to collect or retain any significant advisory or administrative fees during the life of each Existing Portfolio, that there appears to be little prospect that this would change in the foreseeable future, and that BlackRock Advisors is not willing to subsidize each Existing Portfolio’s operations indefinitely.

Both BlackRock Advisors and the Board have reviewed developments and considered alternatives regarding each Existing Portfolio, including whether a merger with another mutual fund would be feasible, and if it would produce desirable results for each Existing Portfolio’s shareholders. After reviewing current market conditions and considering the relatively small size of Existing Portfolios, BlackRock Advisors and the Board concluded that, contingent upon shareholders approving an applicable Plan of Substitution, liquidating each Existing Portfolio is preferable to a merger and that it would be in the best interest of Contract Holders to liquidate each Existing Portfolio in a manner that provides the opportunity for Contract Holders to avoid adverse tax consequences.

The Fund notified the Insurance Companies of its plan to liquidate the Existing Portfolios and the Fund was subsequently informed by the Insurance Companies that the management of the Insurance Companies have approved the selection of certain appropriate Replacement Portfolios for interests of each relevant Existing Portfolio in the event the Board of the Fund approved the liquidation of the Existing Portfolios. Each Plan of Substitution provides for the Insurance Companies to transfer automatically to a designated Replacement Portfolio the interests of Contract Holders who have not otherwise given transfer instructions automatically to a designated Replacement Portfolio. The Insurance Companies recommended that the Replacement Portfolios would be appropriate investment vehicles into which to transfer the investments of the applicable Existing Portfolios of Contract Holders who do not exercise their transfer rights prior to the liquidations and Replacements. The approval of the liquidations was made on the basis of each Fund Director’s business judgment after consideration of all the factors taken as a whole, though individual Fund Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Contract Holders should consider whether it would be appropriate for them to proactively reallocate their interests in each Existing Portfolio to one or more other investment options available under their respective Contracts in light of their investment goals (See “Transfer Rights” above and Appendix B for more information).

Rationale for Selection of Replacement Portfolios

Contract Holders with investments in the Existing Portfolios may elect to transfer their assets to another investment option within their Contract.

The Insurance Companies have identified Replacement Portfolios into which investments will default, if no transfer has been effected by the Contract Holder prior to the liquidation date. Replacement Portfolios have been chosen, from those available at the time of the liquidations, to correspond as closely as possible to the investment objective, style and risk of each liquidating Existing Portfolio. This is intended to preserve Contract Holders’ asset allocations and to prevent potential violations of Contract asset allocation requirements. [Because the Replacement Portfolios were selected on the basis of similarity of objective, style and risk,] and because Contract Holders may freely select

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other investment options within their Contract other than the Replacement Portfolios, no consideration has been given to the fee levels of the Replacement Portfolios compared to the Existing Portfolios.

Failure to Approve Proposal 1

If shareholders of an Existing Portfolio do not approve Proposal 1, both the Plan of Substitution and liquidation of that Portfolio, as discussed above, will not be implemented. The Board would then meet to consider what, if any, steps to take in the interests of shareholders.

For the reasons specified above, the Board, upon the recommendation of the Insurance Companies with respect to the proposed Replacement Portfolios recommends that Proposal 1 be approved. Persons having voting interests, or the right to provide instructions with respect to such interests, in each Existing Portfolio are encouraged to consider carefully the information contained in this Proxy Statement and to complete and return the enclosed authorization card.

The Insurance Companies Recommend that Shareholders of Each Existing Portfolio Vote, and that
Contract Holders Instruct their Insurance Company To Vote,
“For” Each Plan of Substitution

COMPARISON OF INVESTMENT OBJECTIVE, INVESTMENT STRATEGY
AND PRINCIPAL RISKS

The information below and further information about each Existing Portfolio can be found in each Fund’s Prospectus and Statement of Additional Information. You may obtain a free copy of each document at www.blackrock.com or by writing the Funds at BlackRock Series Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011 or writing to the contact listed in each Replacement Portfolio prospectus for information applicable to the Replacement Portfolios. You may also call 1-800-441-7762 to request copies.

BLACKROCK EQUITY DIVIDEND PORTFOLIO AND ALLIANCEBERNSTEIN VPS VALUE FUND

Investment Objectives. The investment objective of the BlackRock Equity Dividend Portfolio (“Equity Dividend Portfolio”) is to seek long-term total return and current income.

The investment objective of the AllianceBernstein VPS Value Fund (“Replacement Portfolio”) is long-term growth of capital.

Principal Investment Strategies — Equity Dividend Portfolio

The Equity Dividend Portfolio seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. The Equity Dividend Portfolio’s investment emphasize long-term total return more than current income.

Total return consists of increases in value from both capital appreciation and income. Under normal circumstances, the Equity Dividend Portfolio will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. This policy is a non-fundamental policy of the Equity Dividend Portfolio but may not be changed without 60 days prior notice to shareholders. The Equity Dividend Portfolio will focus on issuers that have good prospects for capital appreciation.

Portfolio management believes that stocks that have yields often provide more attractive long-term total return and greater price stability during periods of downward movements in market prices than stocks that do not pay dividends. In certain market cycles, such as periods of high growth or high interest rates on bonds, dividend paying stocks could go out of favor. During such periods, the Equity Dividend Portfolio may underperform other equity funds that do not emphasize investments in dividend paying stocks. The Portfolio may invest in companies with any market capitalization. The Equity Dividend Portfolio’s portfolio, in the aggregate, will be structured in a manner designed to seek long-term capital appreciation as well as net portfolio yield in excess of the average yield of mutual

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funds invested primarily in U.S. equities. The Equity Dividend Portfolio may also invest in securities convertible into common stock and non-convertible preferred stock.

The Equity Dividend Portfolio has no stated minimum holding period for investments and will buy or sell securities whenever Portfolio management sees an appropriate opportunity. For example, the Portfolio may sell shares of a company when the company’s prospects for capital appreciation deteriorate or when its dividend rates become unattractive or when the Portfolio identifies another company with more attractive prospects.

Principal Investment Strategies — AllianceBernstein VPS Value Portfolio

The Replacement Portfolio seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of U.S. companies, generally representing at least 125 companies, with relatively large market capitalizations that its investment adviser believes are undervalued. The Replacement Portfolio invests in companies that are determined by the investment adviser to be undervalued, using the fundamental value approach of the Bernstein unit. In selecting securities for the Replacement Portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities. The Replacement Portfolio does not actively seek to invest in dividend paying securities, but dividend paying capability is considered in its investment approach.

This approach to equity investing generally defines value as the relationship between a security’s current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental research and analysis of Bernstein’s large internal research staff in making investment decisions for the Replacement Portfolio. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein’s company and industry analysts cover a research universe of approximately 650 companies, representing approximately 90% of the capitalization of the Russell 1000® Value Index.

For each company in the research universe, Bernstein relates the present value of the company’s future free cash flow, as forecasted by Bernstein’s analysts, to the current price of the company’s stock. Using a dividend discount model and solving for the internal rate of return, Bernstein ranks the securities from highest to lowest. Next Bernstein considers aggregate portfolio characteristics and risk diversification to decide how much of each security to purchase for the Replacement Portfolio. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein selects securities on a risk-adjusted basis to manage overall Replacement Portfolio volatility. The Portfolio will tend to overweight stocks selected in the top half of the final ranking and will tend to minimize stocks in the bottom half, subject to overall risk diversification.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts’ earnings-estimate revisions and relative return trends (also called “momentum”) tend to reflect deterioration in a company’s operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it reaches fair value on a risk-adjusted basis. Sale of a stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving.

The Replacement Portfolio may enter into derivative transactions, such as options, futures, forwards, and swap agreements. The Replacement Portfolio may invest in securities issued by non-U.S. companies and convertible securities and enter into forward commitments. The Replacement Portfolio does not invest in debt securities.

Comparison of Investment Objectives and Strategies

The investment objective of the Equity Dividend Portfolio is to seek long-term total return and current income while the investment objective of the Replacement Portfolio is long-term growth of capital. Both portfolios intend to invest in U.S. equity securities with a view towards a long-term return on your investment. Although each

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Portfolio’s specific strategies may differ, both the Equity Dividend Portfolio and the Replacement Portfolio evaluate individual equity securities that offer significant capital appreciation possibilities.

The Equity Dividend Portfolio primarily seeks to invest in securities paying out higher than average yields as its fundamental investment policy. This strategy provides a stream of income at times when the capital appreciation is negligible. The Replacement Portfolio uses dividend payouts as one factor in determining those securities that are relatively undervalued in the market. The Replacement Portfolio has no fundamental policy dedicated to high yield producing securities. Additionally, the Replacement Portfolio does not invest in debt securities while the Equity Dividend Portfolio may invest a small amount of its assets in short-term debt designed to increase current income.

        Principal Risks

The following chart indicates the principal risks associated with investing in the Equity Dividend Portfolio and the Replacement Portfolio.

Type of Investment Risk	Equity Dividend Portfolio	Replacement Portfolio

Market Risk	X	X

Selection Risk	X	X

Interest Rate Risk	X

Credit Risk	X

Borrowing and Leverage Risk	X

Event Risk	X

Initial Public Offering Risk	X	X

Active Trading Risk	X	X

Volatility	X	X

Call and Redemption Risk	X

Correlation Risk	X	X

Investing Style Risk	X	X

Foreign Investment Risk	X	X

Emerging Markets Risk	X

Derivatives Risk		X

Comparison of Principal Risks

Both the Equity Dividend Portfolio and the Replacement Portfolio primarily face the same risks associated with investing in equity securities. The Replacement Portfolio generally faces a smaller number of principal risk factors because it does not invest in debt securities as a part of its investment strategy; however, the Replacement Portfolio will not necessarily have less overall risk than the Equity Dividend Portfolio. In addition, the Replacement Portfolio primarily invests in companies with large market capitalizations; these companies generally have less volatility and liquidity risk than small capitalization companies. Both portfolios may invest in foreign securities and face the associated risks. Emerging Markets Risk is not a principal risk for the Replacement Portfolio. In addition, although both Portfolios may invest in derivatives, only the Replacement Portfolio is subject to Derivatives Risk as a principal risk.

For a detailed explanation of each risk associated with investing in the portfolios, please see the section titled “Explanation of Principal Risks.”

BLACKROCK INTERNATIONAL INDEX PORTFOLIO AND AMERICAN FUNDS INSURANCE SERIES INTERNATIONAL FUND

Investment Objectives. The investment objective of the BlackRock International Index Portfolio (“International Index Portfolio”) is to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (Capitalization Weighted) Index in U.S. dollars with net dividends (the “EAFE Index”) as closely as possible before the deduction of Portfolio expenses. The EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies

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included in the EAFE Index are selected from among the larger-capitalization companies in these markets. The weighting of the EAFE Index is based on the relative market capitalization of each of the countries in the index.

The investment objective of the American Funds Insurance Series International Fund (“Replacement Portfolio”) is to make an investor’s investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks and those able to tolerate potentially wide price fluctuations.

Principal Investment Strategies — International Index Portfolio

The International Index Portfolio will not attempt to buy or sell securities based on portfolio management’s economic, financial or market analysis, but will instead employ a “passive” investment approach. This means that Portfolio management will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the EAFE Index before deduction of Portfolio expenses. The International Index Portfolio will buy or sell securities only when Portfolio management believes it is necessary to do so in order to match the performance of the EAFE Index. Accordingly, it is anticipated that the International Index Portfolio’s portfolio turnover and trading costs will be lower than that of an “actively” managed fund. However, the International Index Portfolio has operating and other expenses, while the EAFE Index does not. Therefore, the International Index Portfolio will tend to underperform the EAFE Index to some degree over time.

The International Index Portfolio will be substantially invested in securities in the EAFE Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are contained in or correlated with securities in the EAFE Index. This is a non-fundamental policy of the International Index Portfolio but may not be changed without 60 days’ prior notice to shareholders. The International Index Portfolio may change its target index if Portfolio management believes a different index would better enable the International Index Portfolio to match the performance of the market segment represented by the EAFE Index and, accordingly, the investment objective of the International Index Portfolio may be changed without shareholder approval.

The EAFE Index is composed of equity securities of approximately 1,000 companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The weighting of the EAFE Index among these countries is based upon each country’s relative market capitalization and not its gross domestic product, which means that the index contains more companies from countries with the largest capital market (like Japan and the United Kingdom) and these countries have the most effect on the index’s performance. The stocks in the EAFE Index are chosen by Morgan Stanley Capital International, Inc. (“Morgan Stanley”). Morgan Stanley chooses stocks for inclusion in the EAFE Index based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors. The EAFE Index is generally considered broadly representative of the performance of stocks traded in the developed international markets. Morgan Stanley’s selection of a stock for the EAFE Index does not mean that Morgan Stanley believes the stock to be an attractive investment.

The International Index Portfolio will, under normal circumstances, invest in all of the countries represented in the EAFE Index. The International Index Portfolio may not, however, invest in all of the companies within a country represented in the EAFE Index, or in the same weightings as in the EAFE Index. Instead, the International Index Portfolio may invest in a statistically selected sample of equity securities included in the EAFE Index and in derivative instruments correlated with components of the EAFE Index as a whole.

Principal Investment Strategies — American Funds Insurance Series International Fund

The Replacement Portfolio seeks to achieve its objective by investing in common stocks of companies located outside of the United States. The Replacement Portfolio seeks to outperform both the MSCI All Country World Index and the Lipper International Funds Index.

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The basic investment philosophy of the investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent above-average long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, including meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

The Replacement Portfolio may invest in foreign investment vehicles. The fund may invest up to 5% of its assets in straight debt securities rated Baa or below by Moody’s and BBB or below by S&P or in unrated securities that are determined to be of equivalent quality.

Comparison of Investment Objectives and Strategies

The International Index Portfolio and the Replacement Portfolio focus their investments in companies located outside the United States. Both portfolios seek to take advantage of market trends in foreign securities markets, despite differences in their investment approach.

The International Index Portfolio is an index tracking portfolio, meaning that it expects to replicate the holdings and track the performance of a specific market index. The Replacement Portfolio does not seek to track a specific index, but seeks capital appreciation over time and attempts to outperform certain international benchmarks. While the International Index Portfolio’s uses a passive investment approach in attempting to track the performance of an index, the Replacement Portfolio attempts to outperform certain indices by using an active investment approach.

Principal Risks

The following chart indicates the principal risks associated with investing in the International Index Portfolio and the Replacement Portfolio

Type of Investment Risk	International Index Portfolio	Replacement Portfolio

Market Risk	X	X

Selection Risk	X	X

Interest Rate Risk	X	X

Credit Risk	X	X

Borrowing and Leverage Risk	X	X

Event Risk	X	X

Initial Public Offering Risk	X	X

Active Trading Risk		X

Non-Diversification Risk	X

Volatility	X	X

Call and Redemption Risk	X	X

Correlation Risk	X	X

Investing Style Risk	X	X

Foreign Investment Risk	X	X

Emerging Markets Risk	X	X

Comparison of Principal Risks

The International Index Portfolio and the Replacement Portfolio are exposed to similar risks by primarily investing in the securities of companies located outside the United States. Both portfolios will be affected by changes and fluctuations in foreign economies. The International Index Portfolio, however, as a passively managed portfolio that attempts to mirror the performance of the EAFE Index (before expenses), will not actively manage its assets as part of its investment strategy. The Replacement Portfolio does not have any such restriction and may actively manage at the discretion of the portfolio manager exposing the portfolio to greater selection risk. Additionally, the International Index Portfolio is a non-diversified fund and may invest in a smaller number of securities than are available to the Replacement Portfolio. This exposes the International Index Portfolio to the risk that events affecting a small number of issuers will affect its assets to greater degree.

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For further explanation of each risk associated with investing in the Portfolios, please see the section titled “Explanation of Principal Risks.”

BLACKROCK GLOBAL SMALLCAP PORTFOLIO AND WANGER INTERNATIONAL SMALL CAP

Investment Objective. The investment objective of the BlackRock Global SmallCap Portfolio (“Global SmallCap Portfolio”) is to seek long-term growth of capital.

The investment objective of the Wanger International Small Cap (“Replacement Portfolio”) is to seek long-term growth of capital.

Principal Investment Strategies — Global SmallCap Portfolio

The Global SmallCap Portfolio invests in a diversified portfolio primarily consisting of equity securities of smallcap issuers in various foreign countries and in the United States. Equity securities consist of:

•	Common stock
•	Preferred stock
•	Securities convertible into common stock
•	Rights to subscribe for common stock
•	Derivative securities or instruments, such as options and futures, the value of which is based on a common stock or group of common stocks

Under normal circumstances, the Global SmallCap Portfolio invests at least 80% of its assets in equity securities of smallcap issuers. This policy is a non-fundamental policy of the portfolio but may not be changed without 60 days prior notice to shareholders. Because its strategy of investing in smallcap issuers is applied on a global basis, some of the smallcap issuers in which the Global SmallCap Portfolio invests may rank among the largest companies in terms of market capitalization in certain countries. The Global SmallCap Portfolio may also invest in emerging growth companies. The portfolio will focus on investments in common stock.

The Global SmallCap Portfolio may invest in equity securities of companies throughout the world. There are no limits on the geographic allocation of the portfolio’s investments. The Global SmallCap Portfolio may invest in companies in developed markets and in emerging markets such as those in Eastern Europe, Latin America and the Far East, and Portfolio management anticipates that a significant portion of the Portfolio’s investments will be in companies in such developing countries. The Global SmallCap Portfolio may invest in securities denominated in currencies other than the U.S. dollar. The Global SmallCap Portfolio’s return on investments denominated in foreign currencies will be affected by changes in currency exchange rates.

Portfolio management chooses securities using a combination of “top down” and “bottom up” investment styles. “Top down” means that the Global SmallCap Portfolio seeks to allocate its investments to markets that portfolio management believes have the potential to outperform other markets due to economic factors, such as government fiscal policies and the direction of interest rate and currency movements. “Bottom up” means that the Global SmallCap Portfolio also selects investments based on Portfolio management’s assessment of the earning prospects of individual companies.

When assessing potential investments, portfolio management seeks to identify companies in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. The Global SmallCap Portfolio also invests in securities of relatively more developed companies that portfolio management believes will receive greater market recognition as well as in securities of mature companies that portfolio management believes are relatively undervalued in the marketplace. The Global SmallCap Portfolio has no minimum holding period for investments, and will buy or sell securities whenever portfolio management sees an appropriate opportunity.

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Principal Investment Strategies — Wanger International Small Cap

The Replacement Portfolio seeks to achieve its objective by investing primarily in the stocks of companies based outside the United States with market capitalizations of less than $5 billion at the time of initial purchase. As long as a stock continues to meet the fund’s other investment criteria, the Fund may choose to hold the stock even if it grows beyond an arbitrary capitalization limit. The Replacement Portfolio believes that these smaller companies — particularly outside the United States — which are not as well known by financial analysts may offer higher return potential than the stocks of larger companies.

Wanger International Small Cap typically looks for companies with:

•	A strong business franchise that offers growth potential.
•	Products and services that give the company a competitive advantage.
•	A stock price that the Fund’s adviser believes is reasonable relative to the assets and earning power of the company.

Under normal circumstances, Wanger International Small Cap invests at least 80% of its net assets (plus any borrowings for investment purposes), at market value at the time of investment, in companies with total stock market capitalizations of $5 billion or less at the time of initial purchase. Likewise, under normal market conditions, the Replacement Portfolio will generally invest at least 65% of its total assets in foreign securities in developed markets (for example, Japan, Canada and the United Kingdom) and emerging markets (for example, Mexico, Brazil and Korea).

The portfolio manager may sell a portfolio holding if the security reaches the portfolio manager’s price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The portfolio manager may also sell a portfolio holding to fund redemptions.

Comparison of Investment Objectives and Strategies

The investment objective is the same for both Portfolios while there exists a few small differences in the strategies used to attain this objective. The Global SmallCap Portfolio and the Replacement Portfolio invest primarily in companies based outside the United States that are considered small market capitalization companies. Both portfolios invest at least 80% of their net assets in such companies, but the Replacement Portfolio has a specific threshold for investments in developed and emerging markets. Though specific fundamental investment analysis may differ, both portfolios have a similar investment objective and strategy.

Principal Risks

The following chart indicates the principal risks associated with investing in the Global SmallCap Portfolio and the Replacement Portfolio.

Type of Investment Risk	Global SmallCap Portfolio	Replacement Portfolio

Market Risk	X	X

Selection Risk	X	X

Interest Rate Risk	X	X

Credit Risk	X	X

Borrowing and Leverage Risk	X	X

Event Risk	X	X

Initial Public Offering Risk	X	X

Active Trading Risk	X	X

Volatility	X	X

Call and Redemption Risk	X	X

Correlation Risk	X	X

Investing Style Risk	X	X

Foreign Investment Risk	X	X

Emerging Markets Risk	X	X

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Comparison of Principal Risks

The Global SmallCap Portfolio and the Replacement Portfolio have a substantially similar risk profile. The Global SmallCap Portfolio has a slightly less restrictive approach to developed and emerging markets which may lead to increased risk.

For further explanation of each risk associated with investing in the Portfolios, please see the section titled “Explanation of Principal Risks.”

BLACKROCK MID CAP VALUE OPPORTUNITIES PORTFOLIO AND ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO

Investment Objective. The investment objective of the BlackRock Mid Cap Value Opportunities Portfolio (“Mid Cap Value Opportunities Portfolio”) is to seek capital appreciation and, secondarily, income.

The investment objective of the Roszel/Lord Abbett Mid Cap Value Portfolio (“Replacement Portfolio”) is to seek long-term capital appreciation.

Principal Investment Strategies — Mid Cap Value Opportunities Portfolio

The Mid Cap Value Opportunities Portfolio seeks to achieve its objective by investing in securities, primarily in equity securities, that Portfolio management believes are undervalued and therefore represent an investment value. The Mid Cap Value Opportunities Portfolio invests primarily in a diversified portfolio of equity securities. Under normal circumstances, the Portfolio will invest at least 80% of its assets in equity securities of mid cap companies. This policy is a non-fundamental investment policy of the Mid Cap Value Opportunities Portfolio but may not be changed without 60 days prior notice to shareholders.

In selecting securities, Portfolio management emphasizes common stock and, to a lesser extent, securities convertible into common stock, that it believes are undervalued. A company’s stock is believed to be undervalued when the stock’s current price is less than what Portfolio management believes a share of the company is worth. A company’s worth can be assessed by several factors, such as financial resources, value of tangible and intangible assets, sales and earnings growth rates, return on capital, product development, quality of management, and overall business prospects. A company’s stock may become undervalued when most investors fail to perceive the company’s strengths in one or more of these areas. Portfolio management may also determine that a company is undervalued if its stock price is down because of temporary factors from which Portfolio management believes the company will recover.

Portfolio management seeks to invest in mid cap companies that:

•	are trading at the low end of their historical valuation ranges based on one or more measures, such as price/book value, or price/earnings, price/sales or price/cash flow ratios;
•	have strong management;
•	have particular qualities that affect the outlook for that company, such as strong research capabilities, new or unusual products or occupation of an attractive market niche; or
•	have the potential to increase earnings over an extended period of time

Portfolio management also considers other factors, including the level of competition in an industry or the extent of government regulation. The Mid Cap Value Opportunities Portfolio may also purchase the stock of a company that has suffered a recent earnings decline if Portfolio management believes that the decline is temporary or cyclical and will not significantly affect the company’s long term growth prospects.

The Mid Cap Value Opportunities Portfolio may sell a security if, for example, the stock price increases to the high end of its historical valuation range based on one or more measures, such as price/book value, or price/sales, price/earnings or price/cash flow ratios. Portfolio management may also sell a security if it determines that the issuer

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no longer meets the criteria it has established for the purchase of such securities, or if Portfolio management thinks there is a more attractive investment opportunity elsewhere.

The Portfolio may invest up to 30% of its total assets in the securities of foreign companies.

Principal Investment Strategies — Roszel/Lord Abbett Mid Cap Value Portfolio

The Replacement Portfolio pursues its investment objective by investing, under normal market conditions, primarily in mid capitalization equity securities that the adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), believes are undervalued by the market. Lord Abbet uses a value investing style. The Lord Abbett’s approach is to invest in mid capitalization securities. Generally, such companies are those with capitalizations at the time of purchase that fall within the market capitalization range of companies in the Russell Midcap Index. This range varies daily. Lord Abbett emphasizes qualitative analysis of companies and seeks to identify those whose securities have the potential for significant market appreciation due to growing recognition or anticipation of improvement in their financial results. Often these are companies where one or more catalysts exist that are likely to increase its earnings over the next several years. Such catalysts include:

•	changes in economic and financial environment
•	new or improved products or services
•	new or rapidly expanding markets
•	changes in management or structure of the company
•	price increases for the company’s products or services
•	improved efficiencies resulting from new technologies or changes in distribution
•	changes in government regulations, political climate or competitive conditions.

Lord Abbett’s “sell discipline” revolves around the catalyst running its course or diminishing in effect rather than quantitative factors.

The Replacement Portfolio’s performance benchmark is the Russell Midcap Value Index. The Portfolio may invest up to 20% of its total assets in securities of foreign issuers (principally American depository receipts).

Comparison of Investment Objectives and Strategies

Both the Mid Cap Value Opportunities Portfolio and the Replacement Portfolio have investment objectives that focus on capital appreciation, although Mid Cap Value Opportunities Portfolio also has income as a secondary objective and the Replacement Portfolio seeks capital appreciation over the long-term as its principal investment objective. Both portfolios focus on the same investment universe when choosing their investments and both have a similar objective.

Both funds seek undervalued mid capitalization securities using their own value strategies. Both funds may invest in foreign securities with different investment limitations: the Mid Cap Value Opportunities Portfolio can invest up to 30% of its assets in foreign securities while the Replacement Portfolio limits itself to 20% of its assets (primarily in American Depository Receipts).

Although the Replacement Portfolio may use derivatives to a limited extent (such as options on securities and indices and stock index futures and options thereon), the Mid Cap Value Opportunities Portfolio may use a larger variety of derivative transactions to increase returns or hedge its portfolio against interest rate and currency risks, including indexed and inverse securities, options, futures and forward exchange transactions. Unlike the Mid Cap Value Opportunities Portfolio, the Replacement Portfolio cannot engage in short sales of securities (including short-sales “against the box”), either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value.

Principal Risks

The following chart indicates the principal risks associated with investing in each of the Mid Cap Value Opportunities Portfolio and the Replacement portfolio.

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Type of Investment Risk	Mid Cap Value Opportunities Portfolio	Replacement Portfolio

Market Risk	X	X

Selection Risk	X	X

Interest Rate Risk	X

Credit Risk	X

Borrowing and Leverage Risk	X

Event Risk	X

Initial Public Offering Risk	X

Active Trading Risk	X

Volatility	X	X

Call and Redemption Risk	X

Correlation Risk	X

Investing Style Risk	X	X

Foreign Investment Risk	X	X

Emerging Markets Risk	X

Comparison of Principal Risks

Generally, both portfolios have a similar risk profile because of each portfolio’s concentration on mid capitalization company securities. Mid capitalization security market fluctuations will produce similar effects on both portfolios. The Replacement Portfolio generally faces a smaller number of distinct risks because it invests less in debt securities than the Mid Cap Value Opportunities Portfolio; however the Replacement Portfolio will not necessarily have less overall risk than the Mid Cap Value Opportunities Portfolio. Unlike the Replacement Portfolio, the Mid Cap Value Opportunities is subject to portfolio turnover risk. Both Portfolios may invest in foreign securities and may face the associated risks, but the Replacement Portfolio is not subject to Emerging Markets Risk as a principal risk.

For further explanation of each risk associated with investing in the Portfolios, please see the section titled “Explanation of Principal Risks.”

BLACKROCK SMALL CAP INDEX PORTFOLIO AND OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Investment Objective. The investment objective of the BlackRock Small Cap Index Portfolio (“Small Cap Index Portfolio”) is to match the performance of the Russell 2000® Index (the “Russell 2000”) as closely as possible before the deduction of Portfolio expenses.

The investment objective of the Oppenheimer Main Street Small Cap Fund/VA (“Replacement Portfolio”) is to seek capital appreciation.

Principal Investment Strategies — Small Cap Index Portfolio

The Small Cap Index Portfolio will not attempt to buy or sell securities based on Portfolio management’s economic, financial or market analysis, but will instead employ a “passive” investment approach. This means that Portfolio management will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2000 before deduction of Portfolio expenses. The Small Cap Index Portfolio will buy or sell securities only when Portfolio management believes it is necessary to do so in order to match the performance of the Russell 2000. Accordingly, it is anticipated that the Small Cap Index Portfolio’s portfolio turnover and trading costs will be lower than that of an “actively” managed fund. However, the Small Cap Index Portfolio has operating and other expenses, while the Russell 2000 does not. Therefore, the Small Cap Index Portfolio will tend to underperform the Russell 2000 to some degree over time.

The Small Cap Index Portfolio will be substantially invested in securities in the Russell 2000, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are contained in or correlated with securities in the Russell 2000. This policy is a non-fundamental policy of the Small Cap Index Portfolio but may not be changed without 60 days’ prior notice to shareholders. The Small Cap Index Portfolio may change its target index if Portfolio management believes a different index would better enable the Small Cap Index

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Portfolio to match the performance of the market segment represented by the Russell 2000 and, accordingly, the investment objective of the Small Cap Index Portfolio may be changed without shareholder approval.

The Russell 2000 is composed of the common stocks of the 1,001st through the 3,000th largest U.S. companies by market capitalization, as determined by the Frank Russell Company. The stocks represented in the index are issued by small capitalization U.S. companies in a wide range of businesses. The Russell 2000 is a market-weighted index, which means that the largest stocks represented in the index have the most effect on the index’s performance. The Russell 2000 is generally considered broadly representative of the performance of publicly traded U.S. smaller-capitalization stocks. Frank Russell Company’s selection of a stock for the Russell 2000 does not mean that Frank Russell Company believes the stock to be an attractive investment.

The Frank Russell Company updates the Russell 2000 once each year, at which time there may be substantial changes in the composition of the index (and consequently, significant turnover in the Small Cap Index Portfolio). Stocks of companies that merge, are acquired or otherwise cease to exist during the year are not replaced in the index.

The Small Cap Index Portfolio will not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. Instead, the Small Cap Index Portfolio may invest in a statistically selected sample of the stocks included in the Russell 2000. The Small Cap Index Portfolio will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments in its portfolio are similar to the Russell 2000 as a whole.

Principal Investment Strategies — Oppenheimer Main Street Small Cap VA

The Replacement Portfolio invests mainly in common stocks of small-capitalization (“small cap”) U.S. companies that the portfolio’s investment manager, OppenheimerFunds, Inc. (the “Manager”), believes have favorable business trends or prospects. Under normal market conditions, the portfolio will invest at least 80% of its net assets (including any borrowings for investment purposes) in securities of companies having a small market capitalization. These may include common stocks and other equity securities of “growth” and/or “value” companies. A “value” investment style attempts to find companies whose securities are believed to be undervalued in the marketplace. A “growth” investment style encompasses a search for companies whose earnings are expected to increase at a greater rate than the overall market. The portfolio incorporates a blended style of investing combining both growth and value styles.

The Replacement Portfolio currently considers an issuer having a market capitalization of up to $3 billion to be a “small-cap” issuer. The portfolio measures an issuer’s market capitalization at the time the portfolio buys the security, and it is not required to sell the security if the issuer’s capitalization grows above $3 billion. Over time, the portfolio may change the range of asset capitalizations it uses to define “small-cap” issuers, as market conditions change.

In selecting securities for purchase or sale by the Replacement Portfolio, the portfolio managers use an investment process that combines quantitative models, fundamental research about particular securities and individual judgment. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the selection process involves the use of:

•	Multi-factor quantitative models: These include a group of “top-down” models that analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by industries and value or growth styles. A group of “bottom up” models helps to rank stocks in a universe, selecting stocks for relative attractiveness by analyzing fundamental stock and company characteristics.
•	Fundamental research: The portfolio managers use internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.
•	Judgment: The portfolio is then continuously re-balanced by the portfolio managers, based upon the quantitative tools and quantitative factors described above.

In seeking broad diversification of the Replacement Portfolio’s portfolio, the portfolio managers currently search primarily for the following characteristics (although these may vary over time and in different cases):

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•	Companies with a small market capitalization, primarily up to $3 billion.
•	Companies with financial characteristics under the quantitative models.
•	Companies experiencing positive changes in operations due to enhanced competitive ability and/or beneficial industry trends.

The portfolio managers employ a disciplined approach in deciding whether to sell particular portfolio securities based on quantitative models and fundamental research. If a particular stock exhibits the following factors, among others, they will consider selling the stock:

•	deterioration in a company’s expected earnings or cash flow;
•	change in valuation as determined by multiple variables including: earnings, cash flow and book value; or
•	analysis of a company’s balance sheet suggests less attractive earnings potential.

In addition, if the reason that the portfolio managers originally purchased the stock of a particular company materially changes, they may decide to sell the stock.

Comparison of Investment Objectives and Strategies

The Small Cap Index Portfolio and the Replacement Portfolio invest primarily in the securities of small capitalization companies. Though investment approaches are different, both portfolios seek to capture investment returns from both growth and value stocks. Generally, both portfolios seek to take advantage of the overall market growth of small capitalization companies.

The investment objective of the Small Cap Index Portfolio is to match the performance of the Russell 2000 as closely as possible before the deduction of Portfolio expenses while the investment objective of the Replacement Portfolio is capital appreciation. Unlike the Replacement Portfolio, the Small Cap Index Index Portfolio employs a “passive management” approach in attempting to track the Russell 2000 index. The Replacement Portfolio’s investment strategy takes a more active approach in selecting investments as does not attempt to match the performance of this index.

Principal Risks

The following chart indicates the principal risks associated with investing in the Small Cap Index Portfolio and the Replacement Portfolio.

Type of Investment Risk	Small Cap Index Portfolio	Replacement Portfolio

Market Risk	X	X

Selection Risk	X	X

Interest Rate Risk	X	X

Credit Risk	X	X

Borrowing and Leverage Risk	X	X

Event Risk	X	X

Industry Risk	X	X

Initial Public Offering Risk	X	X

Active Trading Risk		X

Non-Diversification Risk	X

Volatility	X	X

Call and Redemption Risk	X

Correlation Risk	X

Investing Style Risk	X	X

Foreign Investment Risk		X

Comparison of Principal Risks

The Small Cap Index Portfolio and the Replacement Portfolio are generally exposed to the same risks by primarily investing in the securities of small capitalization companies. Market events affecting small capitalization companies

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will have a similar effect on both portfolios. The Small Cap Index Portfolio, however, as a passively managed portfolio that attempts to mirror the performance of the Russell 2000 (before expenses), will not actively manage its portfolio as part of its investment strategy. The Replacement Portfolio does not have any such restriction and may actively manage its assets at the discretion of the portfolio manager exposing the portfolio to greater selection risk. Additionally, the Small Cap Index Portfolio is a non-diversified fund that may invest in a smaller number of securities than the Replacement Portfolio. This exposes the portfolio to the risk that events affecting a small number of issuers will affect its assets to greater degree. Additionally, unlike the Small Cap Index Portfolio, the Replacement Portfolio is subject to the principal risk of investing in foreign securities.

For further explanation of each risk associated with investing in the portfolios, please the section titled “Explanation of Principal Risks.”

BLACKROCK SHORT-TERM BOND PORTFOLIO AND PIMCO VARIABLE INSURANCE TRUST — LOW DURATION PORTFOLIO

Investment Objective. The investment objective of the BlackRock Short-Term Bond Portfolio (“Short-Term Bond Portfolio”) is to maximize total return, consistent with the preservation of capital.

The investment objective of the PIMCO Variable Insurance Trust — Low Duration Portfolio (“Replacement Portfolio”) is to seek maximum total return, consistent with preservation of capital and prudent investment management.

Principal Investment Strategies — Short-Term Bond Portfolio

Under normal circumstances, the Short-Term Bond Portfolio invests at least 80% of its assets in bonds that permit it to maintain a portfolio duration of one to three years. This policy is a non-fundamental policy of the Short-Term Bond Portfolio but may not be changed without 60 days prior notice to shareholders. The total rate of return for the Short-Term Bond Portfolio is expected to rise and fall less than a longer duration bond fund.

The Short-Term Bond Portfolio invests mainly in investment grade, interest-bearing securities of varying maturities. These include:

•	U.S. Government securities and U.S. Government agency securities
•	preferred stocks
•	mortgage backed and other asset-backed securities
•	corporate bonds
•	bonds that are convertible into stocks

BlackRock Advisors buys and sells securities to manage portfolio duration, yield curve exposure, sector exposure, diversification and credit quality.

The Short-Term Bond Portfolio invests in securities within the following ratings limitation guidelines:

•	at least 70% of net assets in securities rated at least A or, if short-term, the second highest quality grade, by at least one of the major rating agencies such as Moody’s Investors Service, Inc. (“Moody”) or Standard & Poor’s (“S&P”).
•	up to 30% of its assets in securities rated BBB/Baa by at least one of the major rating agencies that rate the securities and not rated above BBB/Baa by any such agency.
•	up to 10% of its assets in securities rated below BBB/Baa by at least one of the major rating agencies that rate the security and not rated BBB/Baa or above by any such agency, but none below B.

For these purposes, the Short-Term Bond Portfolio may invest in unrated securities that Portfolio management considers to be of comparable quality to the above. After the Portfolio buys a security, it may be given a lower rating or stop being rated. This will not require the Short-Term Bond Portfolio to sell it, but Portfolio management will consider the change in rating in deciding whether to keep the security.

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For any security with interest payments occurring before principal is repaid, duration is ordinarily less than maturity. Generally, the lower the stated or coupon rate of interest of a security, the longer the duration. The higher the stated or coupon rate of interest of a security, the shorter the duration. The calculation of duration is based on estimates.

Other factors such as changes in credit quality, prepayments, the shape of the yield curve and liquidity affect the price of the Short-Term Bond Portfolio and may correlate with changes in interest rates. These factors can increase swings in the Short-Term Bond Portfolio’s share price during periods of volatile interest rate changes.

As a result of the strategies described above, the Short-Term Bond Portfolio may have an annual portfolio turnover rate above 100%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio.

Principal Investment Strategies — PIMCO Variable Insurance Trust — Low Duration Portfolio

The Replacement Portfolio seeks to achieve its objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of the Replacement Portfolio normally varies within a one- to three-year time frame based on PIMCO’s forecast for interest rates.

The Replacement Portfolio invests primarily in investment grade debt securities rated B or higher by Moody’s or S&P, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated lower than Baa by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Replacement Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Replacement Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Replacement Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Replacement Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Replacement Portfolio consists of income earned on the Replacement Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Comparison of Investment Objectives and Strategies

The Short-Term Bond Portfolio and the Replacement Portfolio both seek total return while focusing on a conservation of capital. Both portfolios seek a return by investing in fixed-income securities with relatively shorter maturities to protect against the possible downside losses of investing in equity securities. Both portfolios generally invest in the same investment universe.

The Short-Term Bond Portfolio invests at least 80% of its assets in fixed-income securities, but the Replacement Portfolio only invests at least 65% of its assets in fixed-income securities. This difference allows more flexibility in the investment strategy of the Replacement Portfolio but could detract from the portfolio achieving its objective of total return and capital preservation. Each portfolio can invest in non-U.S. dollar-denominated securities, but the investment limit for the Short-Term Bond Portfolio is 15% of its assets in such securities and the investment limit for the Replacement Portfolio is 20% of its assets in such securities. Each portfolio will only invest up to 10% of its assets in “junk bonds”, though the portfolios have slightly different allocations for investment grade debt securities.

Principal Risks

The following chart indicates the principal risks associated with investing in the Short-Term Bond Portfolio and the Replacement Portfolio.

Type of Investment Risk	Short-Term Bond Portfolio	Replacement Portfolio

Market Risk	X	X

Selection Risk	X	X

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Type of Investment Risk	Short-Term Bond Portfolio	Replacement Portfolio

Interest Rate Risk	X	X

Credit Risk	X	X

Borrowing and Leverage Risk	X	X

Event Risk	X	X

Initial Public Offering Risk	X	X

Active Trading Risk	X	X

Volatility	X	X

Call and Redemption Risk	X	X

Correlation Risk	X	X

Investing Style Risk	X	X

Foreign Investment Risk	X	X

Emerging Markets Risk	X	X

Comparison of Principal Risks

The Short-Term Bond Portfolio and the Replacement Portfolio have similar risk profiles as both portfolios primarily invest in relatively short-term investment grade debt securities. Because the Replacement Portfolio has a higher threshold on its investment in non-U.S. dollar-denominated securities, the Replacement Portfolio may have experience more foreign investment risk. The Replacement Portfolio can invest more of its assets in non-debt securities and may expose the portfolio to more equity market risk which is typically more volatile than the debt market.

For further explanation of each risk associated with investing in the Portfolios, please see the section titled “Explanation of Principal Risks.”

EXPLANATION OF PRINCIPAL RISKS

Market Risk — Market risk is the risk that one or more markets in which the Portfolio invests will go down in value, including the possibility that a market will go down sharply and unpredictably.

Selection Risk — Selection risk is the risk that the securities that the investment adviser selects will underperform the markets, the relevant indices or the securities selected by other portfolios with similar investment objectives and investment strategies.

Interest Rate Risk — Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Portfolio may lose money if short term or long term interest rates rise sharply in a manner not anticipated by Portfolio management.

Credit Risk — Credit risk is the risk that the issuer of a security will be unable to pay interest or repay the principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Portfolio’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and on the terms of the obligation.

Borrowing and Leverage Risk — The Portfolio may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of Portfolio shares and in the return on the Portfolio’s portfolio. Borrowing will cost the Portfolio interest expenses and other fees. The costs of borrowing may reduce the Portfolio’s return. Certain derivative securities that the Portfolio may buy or other techniques that the Portfolio may use may create leverage, including, but not limited to, when issued securities, forward commitments and futures contracts and options.

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Event Risk — Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Initial Public Offering Risk — The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the overall stock market. When an initial public offering is brought to the market, availability may be limited and the Portfolio may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

Active Trading Risk — The Portfolio may actively and frequently trade its portfolio securities; therefore, each Portfolio may engage in short-term trading. Such active trading may increase the Portfolio’s expenses and have adverse tax consequences for the Portfolio. It can also cause a greater amount of the Portfolio’s distributions to be ordinary income rather than long term capital gains. Active trading also involves market risk and selection risk. It can also cause a greater amount of the Portfolio’s distributions to be ordinary income rather than long term capital gains.

Non-Diversification Risk — The Portfolio is a non-diversified fund. Because the Portfolio invests in securities of a smaller number of issuers, the Portfolio may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on these Portfolios’ performance.

Volatility — Stocks of small companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Call and Redemption Risk — A bond’s issuer may call a bond for redemption before it matures. If this happens to a bond the Portfolio holds, the Portfolio may lose income and may have to invest the proceeds in bonds with lower yields.

Correlation Risk — The risk that changes in the value of two investments do not track or offset each other in the manner anticipated by the Portfolio management. Correlation risk is associated with hedging transactions, in which a Portfolio uses a derivative to offset the risk that other Portfolio holdings may decrease in value or that potential investment opportunities may increase in value before the Portfolio can fully implement its investment strategy. Correlation risk means that changes in the value of the derivative may not match those of the holdings being hedged as expected by the Portfolio, in which case any losses on the holdings or potential holdings being hedged may not be reduced.

Investing Style Risk — The risk that a particular style of investing used by the Portfolio — such as growth investing or value investing — will from time to time go in and out of favor. If this happens, a Portfolio that uses a particular style may underperform other funds that do not use that investing style.

Foreign Investment Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Portfolio will lose money. In particular, the Portfolio is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may make it more difficult for the Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

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Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.

Securities and other instruments in which the Portfolio invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Portfolio’s portfolio. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as in the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. Accounting standards in other countries are not necessarily the same as in the United States.

The Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may limit a Portfolio’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Portfolio can earn on its investments and typically results in a higher operating expense ratio for a Portfolio than for investment companies invested only in the United States.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Derivatives Risk — The risk of using derivatives as part of an investment strategy may be riskier than other investment strategies and may result in greater portfolio volatility, particularly during periods of market decline.

PERFORMANCE AND FEE COMPARISON

Equity Dividend Portfolio and AllianceBernstein VPS Value Fund

The past performance of the Equity Dividend Portfolio (by class) and its Replacement Portfolio is shown below. The information shows how each portfolio has varied from and provides some indication of the risks of investing in each portfolio. Past performance is not indicative of future performance. For more information concerning the

23

performance of each Portfolio and Replacement Portfolio, please refer to the applicable prospectus, SAI and semi-annual reports of each portfolio.

Average Annual Total Returns (For Periods Ended December 31, 2005)	One Year	Life of Fund*

Equity Dividend Portfolio — Class I	14.10%	14.10%

Equity Dividend Portfolio — Class II**	14.10%	14.10%

Equity Dividend Portfolio — Class III**	14.10%	14.10%

S&P 500 Index***	4.91%	4.91%

Replacement Portfolio — Class A	5.74%	16.33%

Russell 1000(R)Value Index***	7.05%	17.76%

*	The Equity Dividend Portfolio commenced operations just prior to the close of business on December 31, 2004. The Replacement Portfolio commenced operations on July 22, 2002.
**	Returns do not show the effects of distribution fees (12b-1) fees applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.
***	The S&P 500 and the Russell 1000® Value Index are widely recognized, unmanaged indices of common stock prices. Performance of an Index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

The management fees and total operating expenses of the two portfolios are shown below.

Fees and Expenses	Equity Dividend Portfolio			Replacement Portfolio

	Class I	Class II	Class III	Class A

Management	0.60%	0.60%	0.60%	0.55%

Distribution (12b-1) Fees	None	0.15%(a)	0.25%(a)	None

Other Expenses (including transfer agency fees)	1.63%(b)	1.63%(b)	1.63%(b)	0.19%

Total Annual Portfolio Operating Expenses	2.23%(c)	2.38%(a)(c)	2.48%(a)(c)	0.74%(d)

(a)	The Equity Dividend Portfolio did not pay any of its Class II or Class III distribution fees during the fiscal year ended December 31, 2005 due to regulatory fee limits. The Total Annual Portfolio Operating Expenses have been restated to reflect the entire distribution fee.
(b)	PFPC, Inc., an affiliate of BlackRock Advisors, provides transfer agency services to the Equity Dividend Portfolio. The Equity Dividend Portfolio pays a fee for these services. BlackRock Advisors or its affiliates also provide certain accounting services to the Equity Dividend Portfolio and the Equity Dividend Portfolio reimburses the Investment Adviser or its affiliates for these services.
(c)	BlackRock Advisors has agreed to voluntarily waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses do not exceed 0.94%, exclusive of distribution fees. BlackRock Advisors may discontinue or reduce this waiver at any time without notice. After taking into account this waiver and/or reimbursement, the Total Annual Portfolio Operating Expenses are 0.94%, 1.09% and 1.19% for Classes I, II and III, respectively.
(d)	Total Annual Portfolio Operating Expenses for the fiscal year ended December 31, 2005 do not reflect the voluntary waiver of certain administrative expenses by the Portfolio’s principal underwriter, AllianceBernstein Investments, Inc. If the waiver were reflected, the net expenses of the portfolio would have been 0.73%.

International Index Portfolio and American Funds Insurance Series International Fund

The past performance of the International Index Portfolio (by class) and its Replacement Portfolio is shown below. The information shows how each portfolio has varied from and provides some indication of the risks of investing in each portfolio. Past performance is not indicative of future performance. For more information concerning the performance of each Portfolio and Replacement Portfolio, please refer to the applicable prospectus, SAI and semi-annual reports of each portfolio.

Average Annual Total Returns (For Periods Ended December 31, 2005)	One Year	Five Years	Ten Years	Life of Fund*

International Index Portfolio — Class I	14.93%	—	—	14.93%

International Index Portfolio — Class II**	14.89%	—	—	14.89%

International Index Portfolio — Class III**	14.93%	—	—	14.93%

MSCI EAFE Index***	13.54%	4.55%	5.84%	13.54%

Replacement Portfolio — Class 2	21.50%	5.93%	10.93%	10.13%

Lipper International Funds Index***	15.67%	5.34%	7.74%	7.85%

*	The International Index Portfolio commenced operations just prior to the close of business on December 31, 2004. Class 2 shares of the Replacement Portfolio were first offered on April 30, 1997.

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**	Returns do not show the effects of distribution fees (12b-1) fees applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.
***	The MSCI EAFE Index and the Lipper International Index, unmanaged capitalization-weighted indices, are comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States and which are selected from among the larger-capitalization companies in such markets. Perfomance of the index does not reflect the deduction of fees, expenses and taxes. Past performance is not predictive of future performance

The management fees and total operating expenses of the two portfolios are shown below.

Fees and Expenses	International Index Portfolio			Replacement Portfolio

	Class I	Class II	Class III	Class 2

Management	0.35%	0.35%	0.35%	0.52%

Distribution (12b-1) Fees	None	0.15%	0.25%(a)	0.25%

Other Expenses (including transfer agency fees)	1.65%(b)	1.36%(b)	1.65%(b)	0.05%

Total Annual Portfolio Operating Expenses	2.00%(c)	1.86%(c)	2.25%(a)(c)	0.82%(d)

(a)	The International Index Portfolio did not pay any of its Class III distribution fees during the fiscal year ended December 31, 2005 due to regulatory fee limits. The Total Annual Portfolio Operating Expenses have been restated to reflect the entire distribution fee.
(b)	PFPC, Inc., an affiliate of BlackRock Advisors, provides transfer agency services to the International Index Portfolio. The International Index Portfolio pays a fee for these services. BlackRock Advisors or its affiliates also provide certain accounting services to the International Index Portfolio and the International Index Portfolio reimburses BlackRock Advisors or its affiliates for these services.
(c)	BlackRock Advisors has agreed to voluntarily waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses do not exceed 0.59%, exclusive of distribution fees. BlackRock Advisors may discontinue or reduce this waiver at any time without notice. After taking into account this waiver and/or reimbursement, the Total Annual Portfolio Operating Expenses are 0.59%, 0.74% and 0.84% for Classes I, II and III respectively.
(d)	The Replacement Portfolio’s investment adviser began waiving 5% of its management fees on September 1, 2004. Beginning April 1, 2005, this waiver increased to 10% and will continue at this level until further review. Total annual fund operating expenses do not reflect this waiver.

Global SmallCap Portfolio and Wanger International Small Cap

The past performance of the International Index Portfolio (by class) and its Replacement Portfolio is shown below. The information shows how each portfolio has varied from and provides some indication of the risks of investing in each portfolio. Past performance is not indicative of future performance. For more information concerning the performance of each Portfolio and Replacement Portfolio, please refer to the applicable prospectus, SAI and semi-annual reports of each portfolio.

Average Annual Total Returns (For Periods Ended December 31, 2005)	One Year	Five Years	Ten Years	Life of Fund*

Global SmallCap Portfolio — Class I	15.87%%	—	—	15.87

Global SmallCap Portfolio — Class II**	15.87%	—	—	15.87%

Global SmallCap Portfolio — Class III**	15.87%	—	—	15.87%

MSCI World Index†	9.49%	—	—	9.49%

MSCI World Small Cap Index††	15.71%	—	—	15.71%

Replacement Portfolio — Class A	21.53%	9.84%	14.73%	—

MSCI EAFE Index†††	13.54%	4.55%	5.84%	—

*	The Global SmallCap Portfolio commenced operations just prior to the close of business on December 31, 2004.
**	Returns do not show the effects of distribution fees (12b-1) fees applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.
†	The MSCI World Index, an unmanaged market capitalization-weighted index, is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States. Perfomance of the index does not reflect the deduction of fees, expenses and taxes. Past performance is not predictive of future performance
††	The MSCI World Small Cap Index, an unmanaged broad-based index, is comprised of small cap companies from 23 developed markets. Perfomance of the index does not reflect the deduction of fees, expenses and taxes. Past performance is not predictive of future performance.
†††	The MSCI EAFE Index, an unmanaged broad-based index, is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States and which are selected from among the larger-capitalization companies in such markets.

The management fees and total operating expenses of the two portfolios are shown below.

Fees and Expenses	Global SmallCap Portfolio			Replacement Portfolio

	Class I	Class II	Class III	Class A

Management	0.85%	0.85%	0.85%	0.95%

Distribution (12b-1) Fees	None	0.15%(a)	0.25%(a)	None

Other Expenses (including transfer agency fees)	3.56%(b)	3.56%(b)	3.56%(b)	0.18%

Total Annual Portfolio Operating Expenses	4.41%(c)	4.56%(a)(c)	4.66%(a)(c)	1.13%

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(a)	The Global SmallCap Portfolio did not pay any of its Class II or Class III distribution fees during the fiscal year ended December 31, 2005 due to regulatory fee limits. The Total Annual Portfolio Operating Expenses have been restated to reflect the entire distribution fee.
(b)	PFPC, Inc., an affiliate of BlackRock Advisors, provides transfer agency services to the International Index Portfolio. The International Index Portfolio pays a fee for these services. BlackRock Advisors or its affiliates also provide certain accounting services to the International Index Portfolio and the International Index Portfolio reimburses BlackRock Advisors or its affiliates for these services.
(c)	BlackRock Advisors has agreed to voluntarily waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses do not exceed 1.179%, exclusive of distribution fees. BlackRock Advisors may discontinue or reduce this waiver at any time without notice. After taking into account this waiver and/or reimbursement, the Total Annual Portfolio Operating Expenses are 1.17%, 1.32% and 1.42% for Classes I, II and III respectively.

Mid Cap Value Opportunities Portfolio and Roszel/Lord Abbett Mid Cap Value Portfolio

The past performance of the Mid Cap Value Opportunities Portfolio (by class) and its Replacement Portfolio is shown below. The information shows how each portfolio has varied from and provides some indication of the risks of investing in each portfolio. Past performance is not indicative of future performance. For more information concerning the performance of each Portfolio and Replacement Portfolio, please refer to the applicable prospectus, SAI and semi-annual reports of each portfolio.

Average Annual Total Returns (For Periods Ended December 31, 2005)	One Year	Life of Fund*

Mid Cap Value Opportunities Portfolio — Class I	13.32%	13.32%

Mid Cap Value Opportunities Portfolio — Class II**	13.22%	13.22%

Mid Cap Value Portfolio — Class III**	13.22%	13.22%

S&P MidCap 400 Index***	12.56%	12.56%

Replacement Portfolio	8.23%	12.50%

Russell Midcap Value Index	12.65%	16.18%

S&P 500 Index	4.91%	8.79%

*	The Mid Cap Value Opportunities Portfolio commenced operations just prior to the close of business on December 31, 2004. The Replacement Portfolio commenced operations on July 1, 2002.
**	Returns do not show the effects of distribution fees (12b-1) fees applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.
***	The S&P MidCap 400, an unmanaged index, is a market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market. Perfomance of the index does not reflect the deduction of fees, expenses and taxes. Past performance is not predictive of future performance.

The management fees and total operating expenses of the two portfolios are shown below.

Fees and Expenses	Mid Cap Value Opportunities Portfolio			Replacement Portfolio

	Class I	Class II	Class III	Single Class

Management	0.65%	0.65%	0.65%	0.85%

Distribution (12b-1) Fees	None	0.15%(a)	0.25%(a)	None

Other Expenses (including transfer agency fees)	0.99%(b)	0.99%(b)	0.99%(b)	0.30%

Total Annual Portfolio Operating Expenses	1.64%(c)	1.79%(a)(c)	1.89%(a)(c)	1.15%

(a)	The Mid Cap Value Opportunities Portfolio did not pay any of its Class II or Class III distribution fees during the fiscal year ended December 31, 2005 due to regulatory fee limits. The Total Annual Portfolio Operating Expenses have been restated to reflect the entire distribution fee.
(b)	PFPC, Inc., an affiliate of BlackRock Advisors, provides transfer agency services to the Equity Dividend Portfolio. The Equity Dividend Portfolio pays a fee for these services. BlackRock Advisors or its affiliates also provide certain accounting services to the Equity Dividend Portfolio and the Equity Dividend Portfolio reimburses the Investment Adviser or its affiliates for these services.
(c)	BlackRock Advisors has agreed to voluntarily waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses do not exceed 1.03%, exclusive of distribution fees. BlackRock Advisors may discontinue or reduce this waiver at any time without notice. After taking into account this waiver and/or reimbursement, the Total Annual Portfolio Operating Expenses are 1.03%, 1.18% and 1.28% for Classes I, II and III respectively.

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Small Cap Index Portfolio and Oppenheimer Main Street Small Cap VA

The past performance of the Small Cap Index Portfolio (by class) and its Replacement Portfolio is shown below. The information shows how each portfolio has varied from and provides some indication of the risks of investing in each portfolio. Past performance is not indicative of future performance. For more information concerning the performance of each Portfolio and Replacement Portfolio, please refer to the applicable prospectus, SAI and semi-annual reports of each portfolio.

Average Annual Total Returns (For Periods Ended December 31, 2005)	One Year	Life of Fund*

Small Cap Index Portfolio — Class I	5.86%	5.86%

Small Cap Index Portfolio — Class II**	5.86%	5.86%

Small Cap Index Portfolio — Class III**	5.86%	5.86%

Russell 2000 Index***	4.55%	4.55%

Replacement Portfolio — Service Class	9.71%	11.91%

*	The Small Cap Index Portfolio commenced operations just prior to the close of business on December 31, 2004. The Replacement Portfolio commenced operations on July 16, 2001.
**	Returns do not show the effects of distribution fees (12b-1) fees applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.
***	The Russell 2000, an unmanaged index, is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors. Perfomance of the index does not reflect the deduction of fees, expenses and taxes. Past performance is not predictive of future performance.

The management fees and total operating expenses of the two portfolios are shown below.

Fees and Expenses	Small Cap Index Portfolio			Replacement Portfolio

	Class I	Class II	Class III	Service Class

Management	0.30%	0.30%	0.30%	0.74%

Distribution (12b-1) Fees	None	0.15%(a)	0.25%(a)	0.25%

Other Expenses (including transfer agency fees)	0.86%(b)	0.86%(b)	0.86%(b)	0.05%

Total Annual Portfolio Operating Expenses	1.16%(c)	1.31%(a)(c)	1.41%(a)(c)	1.04%(d)

(a)	The Small Cap Index Portfolio did not pay any of its Class II or Class III distribution fees during the fiscal year ended December 31, 2005 due to regulatory fee limits. The Total Annual Portfolio Operating Expenses have been restated to reflect the entire distribution fee.
(b)	PFPC, Inc., an affiliate of BlackRock Advisors, provides transfer agency services to the Equity Dividend Portfolio. The Equity Dividend Portfolio pays a fee for these services. BlackRock Advisors or its affiliates also provide certain accounting services to the Equity Dividend Portfolio and the Equity Dividend Portfolio reimburses the Investment Adviser or its affiliates for these services.
(c)	BlackRock Advisors has agreed to voluntarily waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses do not exceed 0.55%, exclusive of distribution fees. BlackRock Advisors may discontinue or reduce this waiver at any time without notice. After taking into account this waiver and/or reimbursement, the Total Annual Portfolio Operating Expenses are 0.55%, 0.70% and 0.80% for Classes I, II and III respectively.
(d)	The transfer agent for the Replacement Portfolio has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% per fiscal year, the undertaking may be amended or withdrawn at any time.

Short-Term Bond Portfolio and PIMCO Variable Insurance Trust — Low Duration Portfolio

The past performance of the Short-Term Bond Portfolio (by class) and its Replacement Portfolio is shown below. The information shows how each portfolio has varied from and provides some indication of the risks of investing in each portfolio. Past performance is not indicative of future performance. For more information concerning the performance of each Portfolio and Replacement Portfolio, please refer to the applicable prospectus, SAI and semi-annual reports of each portfolio.

Average Annual Total Returns (For Periods Ended December 31, 2005)	One Year	Five Years	Life of Fund*

Short-Term Bond Portfolio — Class I	1.27%	—	1.27%

Short-Term Bond Portfolio — Class II**	1.24%	—	1.24%

Short-Term Bond Portfolio — Class III**	1.24%	—	1.24%

Merrill Lynch 1-3 Year Corporate & Government Index***	1.75%	—	1.75%

Replacement Portfolio — Administrative Class	1.67%	3.67%	4.31%

Merrill Lynch 1-3 Year Corporate & Government Index***	1.75%	3.67%	4.30%

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*	The Short-Term Bond Portfolio commenced operations just prior to the close of business on December 31, 2004. The Replacement Portfolio commenced operations on February 16, 1999.
**	Returns do not show the effects of distribution fees (12b-1) fees applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.
***	The Merrill Lynch 1-3 Year Corporate & Government Index is comprised of investment grade corporate bonds and U.S. Treasury and agency securities with a maturity ranging from one year to three years. Performance of the index does not reflect the deduction of fees, expenses and taxes. Past performance is not predictive of future performance.

The management fees and total operating expenses of the two Portfolios are shown below.

Fees and Expenses	Short-Term Bond Portfolio			Replacement Portfolio

	Class I	Class II	Class III	Administrative Class

Management	0.46%	0.46%	0.46%	0.25%

Distribution (12b-1) Fees	None	0.15%(a)	0.25%(a)	None

Service Fees	None	None	None	0.15%

Other Expenses (including transfer agency fees)	0.54%(b)	0.54%(b)	0.54%(b)	0.25%

Total Annual Portfolio Operating Expenses	1.00%(c)	1.15%(a)(c)	1.25%(a)(c)	0.65%

(a)	The Short-Term Bond Portfolio did not pay any of its Class II or Class III distribution fees during the fiscal year ended December 31, 2005 due to regulatory fee limits. The Total Annual Portfolio Operating Expenses have been restated to reflect the entire distribution fee.
(b)	PFPC, Inc., an affiliate of BlackRock Advisors, provides transfer agency services to the Equity Dividend Portfolio. The Equity Dividend Portfolio pays a fee for these services. BlackRock Advisors or its affiliates also provide certain accounting services to the Equity Dividend Portfolio and the Equity Dividend Portfolio reimburses the Investment Adviser or its affiliates for these services.
(c)	BlackRock Advisors has agreed to voluntarily waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses do not exceed 0.66%, exclusive of distribution fees. BlackRock Advisors may discontinue or reduce this waiver at any time without notice. After taking into account this waiver and/or reimbursement, the Total Annual Portfolio Operating Expenses are 0.66%, 0.81% and 0.91% for Classes I, II and III respectively.

MANAGEMENT OF THE PORTFOLIOS

Existing Portfolios

The investment adviser to the existing Portfolios is BlackRock Advisors, LLC (“BlackRock Advisors”). BlackRock Advisors is a wholly owned subsidiary of BlackRock Inc. On September 29, 2006, BlackRock Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.‘s investment management business combined with that of BlackRock, Inc. to create a new independent company, BlackRock Advisors, that is one of the world’s largest asset management firms with over $1 trillion in assets under management.

Prior to September 29, 2006, Merrill Lynch Investment Managers, L.P. (“MLIM”), doing business as Mercury Advisors, an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., acted as each Portfolio’s investment adviser. BlackRock Advisors is compensated according to the same advisory fee rates as those of MLIM.

Portfolio Name	Management Fee As a % of its Average Net Assets	Management Fee As a % of its Average Net Assets (after waivers and/or reimbursements)*
Equity Dividend	0.60%	0.00%
International Index	0.35%	0.00%
Global SmallCap	0.85%	0.00%
Mid Cap Value Opportunities	0.65%	0.04%*
Small Cap Index	0.30%	0.00%
Short-Term Bond	0.46%	0.12%*

*	BlackRock Advisors has agreed to voluntarily waive fees and/or reimburse expenses so that the Total Annual Operating Expenses do not exceed certain amounts for each Portfolio, exclusive of distribution fees. The Investment Adviser may discontinue or reduce this fee waiver and/or reimbursement of expenses at any time without notice.

A discussion of the basis of the Board of Directors’ approval of the Fund’s investment management agreement is included in the Fund’s semi-annual shareholder report for the most recent fiscal period ended June 30, 2006. A

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discussion of the Board of Directors’ approval of each sub-advisory agreement will be included in the Fund’s annual shareholder report for the fiscal year ended December 31, 2006.

BlackRock Investment Management, LLC, (“BIM”), an affiliate of the adviser, acts as sub-adviser to Equity Dividend Portfolio, Global SmallCap Portfolio, International Index Portfolio, Mid Cap Value Opportunities and Small Cap Index Portfolio. BlackRock Advisors pays 74% of its advisory fee received from each Portfolio to BIM for services it provides to those Portfolios. BlackRock Financial Management, Inc. (“BFM”), an affiliate of the adviser, acts as subadviser to the Short-Term Bond Portfolio. BlackRock Advisors pays 59% of its advisory fee received from Short-Term Bond Portfolio to BFM for services it provides to this Portfolio.

BlackRock Advisors is a registered investment adviser organized in 1994 to perform advisory services for investment companies. The address of BlackRock Advisors is 800 Scudders Mill Road, Plainsboro, NJ 08536. BIM is a registered investment adviser and commodity pool operator organized in 1999. BFM is a registered investment adviser organized in 1994. BlackRock Advisors and its affiliates had approximately $1.125 trillion in investment company and other portfolio assets under management as of December 31, 2006.

The Fund’s Prospectus and Statement of Additional Information provides information about the individual portfolio managers, portfolio manager compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Portfolios.

Replacement Portfolios

Each Replacement Portfolio’s Prospectus and Statement of Additional Information provides information about the individual portfolio managers, portfolio manager compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the portfolios.

AllianceBernstein VPS Value Portfolio

The portfolio’s investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein is paid an annual management fee (as a percentage of average daily net assets) of 0.55% by the portfolio for its services. The management of and investment decisions for the portfolio are made by the U.S. Value Investment Group. The Group relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for making recommendations for each Portfolio’s portfolio.

A discussion regarding the basis for the Board of Directors’ approval of the Portfolio’s investment advisory agreement is available in the Replacement Portfolio’s annual report to shareholders for the fiscal year ended December 31, 2006.

American Funds Insurance Series International Fund

Capital Research and Management Company serves as investment adviser to the Series. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071, and 135 South State College Boulevard, Brea, California 92821. Capital Research and Management Company manages the investment portfolios and business affairs of the Series. Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to the fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company. Capital Research and Management Company is paid an annual management fee (as a percentage of average daily net assets) of 0.52% by the fund for its services.

A discussion regarding the basis for the approval of the Replacement Portfolio’s investment advisory and service agreement by the Board of Trustees is contained in the Replacement Portfolio’s annual report to shareholders for the fiscal year ended December 31, 2006.

29

Wanger International Small Cap

Columbia Wanger Asset Management, L.P. (“CWAM”), 227 West Monroe Street, Suite 3000, Chicago, IL 60606, is the investment adviser for the Wanger International Small Cap fund. CWAM is responsible for the fund’s management, subject to oversight by the fund’s Board of Trustees. CWAM and its predecessor have managed mutual funds, including Wanger International Small Cap, since 1992. In its duties as investment adviser, CWAM runs the fund’s day-to-day business, including making investment decisions and placing all orders for the purchase and sale of the fund’s portfolio securities. As of December 31, 2005, CWAM managed more than $27.1 billion in assets. CWAM is an indirect wholly owned subsidiary of Columbia Management Group, LLC, which is an indirect wholly owned subsidiary of Bank of America Corporation.

For the fiscal year 2006, the Fund paid CWAM management fees at 0.95% of the average daily net assets of the fund. A discussion of the factors considered by the Fund’s Board of Trustees in approving the fund’s investment advisory contract is included in the fund’s annual report to shareholders for the period ended December 31, 2006.

CWAM uses a team to assist the portfolio managers in managing the fund. Team members share responsibility for providing ideas, information, and knowledge in managing the fund, and each team member has one or more particular areas of expertise. The portfolio managers are responsible for making daily investment decisions, and utilizing the management team’s input and advice when making buy and sell determinations.

Roszel/Lord Abbett Mid Cap Value Portfolio

Roszel Advisors LLC is the investment manager of the MLIG Variable Insurance Trust and of the Mid Cap Value Portfolio. As investment manager, Roszel Advisors is responsible for overall management of the Trust and for retaining additional Advisers to manage the assets of the Portfolio. Roszel Advisors, at its own expense, furnishes the Trust with officers, clerical services and other personnel, as well as office space, facilities and equipment necessary to administer the business affairs of the Trust. Likewise, Roszel Advisors retains and supervises third-party service providers paid by the Trust to perform certain operational functions. These include J.P. Morgan Investor Services Co., the Trust’s administrator, which is responsible for, among other tasks, the valuation of the Portfolio’s assets and other accounting functions. Roszel Advisors is paid an annual management fee (as a percentage of average daily net assets) of 0.85% by the Mid Cap Value Portfolio for its services.

Roszel Advisors uses a “manager of managers” approach to selecting and supervising specialist advisers to manage the investment portfolios of each Portfolio. Roszel Advisors selects advisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself is not a significant factor in selecting or terminating Advisers. Roszel Advisors does not anticipate frequent changes in advisers. The Trust’s board of trustees reviews and approves Roszel Advisors’s selection or dismissal of advisers. In the event of a change in the Portfolio’s Adviser, variable contract owners invested in that Portfolio will be sent an information statement providing information about the new Adviser within 90 days of such change.

Lord, Abbett, founded in 1929, manages the Mid Cap Value Portfolio. Lord, Abbett is one of the nation’s oldest mutual fund complexes, with approximately $101 billion in 54 mutual fund portfolios and other advisory accounts, as of December 31, 2005.

A discussion regarding the basis for the board of trustees approval of the investment advisory and subadvisory agreements is available in the Trust’s semi-annual report to shareholders for the period ended June 30, 2006.

Oppenheimer Main Street Small Cap Fund/VA

OppenheimerFunds, Inc. (“Oppenheimer”) chooses the portfolio’s investments and handles its day-to-day business. Oppenheimer carries out its duties, subject to the policies established by the Fund’s Board of Trustees, under an investment advisory agreement that states Oppenheimer’s responsibilities. The agreement sets the fees the Fund pays to Oppenheimer and describes the expenses that the Fund is responsible to pay to conduct its business.

Oppenheimer has been an investment adviser since 1960. Oppenheimer and its subsidiaries and controlled affiliates managed more than $215 billion in assets as of December 31, 2005, including other Oppenheimer funds with more

30

than 6 million shareholder accounts. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the investment advisory agreement, the Replacement Portfolio pays Oppenheimer an advisory fee at an annual rate that declines on additional assets as the Replacement Portfolio grows: the Replacement Portfolio pays 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets over $800 million. The Replacement Portfolio’s management fee for its fiscal year ended December 31, 2006, was 0.74% of the Fund’s average annual net assets for each class of shares.

A discussion regarding the basis for the Board of Trustees’ approval of the Replacement Portfolio’s investment advisory contract is available in the Fund’s Annual Report to shareholders for the year ended December 31, 2006.

PIMCO Variable Insurance Trust — Low Duration Portfolio

Pacific Investment Management Company LLC (“PIMCO”) serves as investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Replacement Portfolio. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Replacement Portfolio and its business affairs and other administrative matters. PIMCO’s address is 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds.

The Replacement Portfolio pays PIMCO fees in return for providing investment advisory services monthly at the annual rate of 0.25%. The Replacement Portfolio pays for the administrative services it requires under a fee structure under what is essentially an all-in fee structure. Shareholders of the Replacement Portfolio pay an administration fee to PIMCO, computed as a percentage of the portfolio’s assets attributable in the aggregate to the Administrative Class shares at an annual rate of 0.25%. The Replacement Portfolio bears others expenses which are not covered under the administrative fee which can vary and affect the total level of expenses paid by the shareholders.

A discussion of the basis for the Board of Trustees’ approval of the Replacement Portfolio’s investment advisory contract is available in the Portfolio’s Annual Report to shareholders for the fiscal year ended December 31, 2006.

OTHER INFORMATION

Share Ownership

As of the close of business on the Record Date, each Existing Portfolio had shares issued and outstanding as shown below:

Name of Portfolio and Classes of Share	Shares Outstanding on Record Date, [_____], 2007

BlackRock Equity Dividend Portfolio
Class I
Class II
Class III

BlackRock International Index Portfolio
Class I
Class II
Class III

BlackRock Global SmallCap Portfolio
Class I
Class II
Class III

BlackRock Mid Cap Value Opportunities Portfolio
Class I
Class II
Class III

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Name of Portfolio and Classes of Share	Shares Outstanding on Record Date, [_____], 2007

BlackRock Short-Term Bond Portfolio
Class I
Class II
Class III

BlackRock SmallCap Index Portfolio
Class I
Class II
Class III

Shares of each Existing Portfolio are sold only to Separate Accounts of Insurance Companies that fund certain variable annuity contracts. As of the Record Date, [_________] (“_______”),[_________] (“_______”) and [_________] (“_______”) owned of record all the shares of each Existing Portfolio. As of the Record Date, the following numbers of shares of each Existing Portfolio were held by the Insurance Companies on behalf of the Separate Accounts that fund Contracts issued to individual Contract Holders:

Name of Insurance Company and Separate Account (Number of Shares / Percentage Held)

Name of Existing Portfolio and Classes of Shares	Merrill Lynch Life Insurance Company	ML Life Insurance Company of New York	Nationwide Life Insurance Companies*

BlackRock Equity Dividend Portfolio
Class I
Class II
Class III

BlackRock International Index Portfolio
Class I
Class II
Class III

BlackRock Global SmallCap Portfolio
Class I
Class II
Class III

BlackRock Mid Cap Value Opportunities Portfolio
Class I
Class II
Class III

BlackRock Short-Term Bond Portfolio
Class I
Class II
Class III

BlackRock SmallCap Index Portfolio
Class I
Class II
Class III

*	Nationwide Life Insurance Contract Holders are not being asked to vote with respect Proposal 1 in this proxy solicitation

The Insurance Companies own of record all of the issued and outstanding shares of the Fund. The directors and officers of the Fund own, in the aggregate, less than 1% of such shares. To the best of the Fund’s knowledge, as of the Record Date, no person owned beneficially more than 5% of the fund [any class of any portfolio?], except as set forth above.

Voting Information

The Separate Accounts invest in each Existing Portfolio of the Fund. Contract Holders who select an Existing Portfolio for investment through a Contract have a beneficial interest in that Portfolio, but do not directly invest in or

32

hold shares of the Existing Portfolio. The Insurance Companies, on behalf of the Separate Accounts, are the actual shareholders of the applicable Portfolio but generally will vote their shares in accordance with instructions provided by Contract Holders. Contract Holders therefore have the right to instruct the Insurance Company on how to vote their interests with respect to Proposal 1. Each Insurance Company will vote the shares of an Existing Portfolio held in its name for the Separate Accounts as directed by its Contract Holders. The purpose of this Proxy Statement is to solicit instructions for voting shares of each Existing Portfolio.

In the event that one or more Contract Holders investing in an Existing Portfolio fails to provide the Insurance Company with voting instructions, the Insurance Company will vote the shares attributable to such Contract Holder(s) (for, against or abstaining) in the same proportions as all shares for which instructions have been received from other Contract Holders investing through those Separate Accounts. If an authorization card is returned by a Contract Holder without indicating a voting instruction, the Insurance Company will vote those shares FOR Proposal 1.

In addition to the solicitation of proxy cards by mail, officers and employees of BlackRock Advisors, each Existing Portfolio’s investment advisor, or its affiliates may solicit proxy instructions in person, by telephone, and electronically, including through the internet to discuss Proposal 1. All expenses incurred in connection with the preparation of this Proxy Statement and the solicitation of instructions will be paid by BlackRock Advisors. BlackRock Advisors will employ Computershare Limited as a proxy solicitor and will be paid a flat fee of $2,500.

Shareholder Approval

The presence in person or by proxy of a majority of an Existing Portfolio’s shares entitled to vote is necessary to constitute a quorum for the transaction of business. Because the Insurance Companies are the legal owners of all Portfolio shares, it is very likely that there will be a quorum at the Special Meeting regardless of how Contract Holders direct their respective Insurance Companies to vote on Proposal 1.

Proposal 1 requires approval of a “majority of the outstanding voting securities” of an Existing Portfolio, which term, for purposes of this Proxy Statement and as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), means the lesser of (A) 67% or more of the shares of an Existing Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of that Portfolio are present or represented by proxy, or (B) more than 50% of the outstanding shares of the Existing Portfolio.

Abstentions with respect to any proposal will count as present for purposes of establishing a quorum, but will not count as votes cast. Broker non-votes (i.e., proxies from broker or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary voting power) will be treated the same as abstentions. Accordingly, abstentions and broker non-votes will effectively be a vote against a Plan of Replacement, for which the required vote is a percentage of the outstanding voting securities and will have no effect on the vote of the adjournment.

If there are insufficient votes to approve Proposal 1, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within [______] after the date originally set for the meeting. Solicitation of votes may continue without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of an adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against an adjournment those proxies to be voted against the Proposal.

The number of shares for which you may provide voting instructions is shown on the authorization card accompanying this Proxy Statement. The number of shares for which you are entitled to provide voting instructions was calculated according to the formula described in the materials relating to your Contract.

Shareholders are entitled to, and Contract Holders are entitled to provide instructions for, one vote for each full share and a proportionate vote for each fractional share held. At any time prior to an Insurance Company’s voting of its shares at the Special Meeting, a Contract Holder may revoke his or her instruction by properly executing a later-dated voting instruction card. The Insurance Companies may revoke their proxy votes by written notice to BlackRock Advisors prior to the Special Meeting or by attending the Special Meeting in person and indicating that

33

they want to vote in person. All voting instructions forms that are properly executed, received before the Special Meeting and not revoked will be voted at the meeting in accordance with any instructions.

The appointed proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

Shareholder Proposals

The Fund’s Charter and By-laws provide that the Fund need not hold annual shareholder meetings, except as required by the Investment Company Act. Therefore, in the event that Proposal 1 is not approved by an Existing Portfolio’s shareholders, it is probable that no annual meeting of shareholders will be held in 2007 or in subsequent years. Proposals that shareholders of the Existing Portfolios intend to present for inclusion in the proxy materials with respect to the special meeting must be received by the Fund within a reasonable period of time before the solicitation is made. The timely submission of a proposal does not, however, guarantee its inclusion. Please complete the enclosed authorization card and return it promptly in the enclosed self-addressed, postage-paid envelope.

Other Business

BlackRock Advisors knows of no other business to be presented at the Special Meeting other than the matters set forth in this Proxy Statement. If any other business properly comes before the Special Meeting, the proxies will exercise their best judgment in deciding how to vote on such matters.

[_______], 2007

34

APPENDIX A
BLACKROCK SERIES FUND, INC.

FORM OF PLAN OF SUBSTITUTION

APPENDIX A
BLACKROCK SERIES FUND, INC.

FORM OF
AGREEMENT AND PLAN OF SUBSTITUTION

This Agreement and Plan of Substitution (“Plan”) dated [_____], 2007 is made by [Merrill Lynch Life Insurance Company], a [stock] life insurance company organized under the insurance laws of the State of [___], and [ML Life Insurance company of New York, a [stock] life insurance company organized under the insurance laws of the state of New York (each of which is referred to herein as an “Insurance Company” and, collectively, as the “Insurance Companies.”) The Insurance companies offer variable annuity and variable insurance products through separate accounts (each a “Separate Account”). The Separate Accounts are segregated investment accounts that fund each Insurance Company’s individual variable annuity contracts (each a “Contract”). Each Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Payments made to a Separate Account under a Contract are allocated to one or more subaccounts (each a “Subaccount”) of the Separate Account. Each Subaccount invests in shares of an open-end management investment company registered under the Investment Company Act. The Plan is intended to accomplish the substitution of shares of common stock of the [_______________________________________] (“Substitute Portfolio”) for shares of beneficial interest of the BlackRock [___________________] Portfolio (“Existing Portfolio”) of BlackRock Series Fund, Inc. (“Fund”) in which a Subaccount of each Separate Account currently invests.

        WHEREAS, the Fund’s Board of Directors (“Board”), with respect to Fund, has determined that it is in the best interests of the Existing Portfolio and its shareholders to liquidate the Existing Portfolio; and

        WHEREAS, each Insurance Company has advised the Board that, in connection with the liquidation and substitution of each Portfolio, each Insurance Company has agreed to remove the Existing Portfolio as an investment option offered through the Contracts, and that each desires to substitute for the interest of holders of such Contracts (the “Contract Holders”) in the Existing Portfolio shares of the Substitute Portfolio, pursuant to this Plan, and that each has requested that liquidation of the Existing Portfolio be made contingent upon approval by the Existing Portfolio, by the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Existing Portfolio, which, as defined in the Investment Company Act, means the lesser of (A) 67% or more of the shares of the Existing Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Existing Portfolio are present or represented by proxy, or (B) more than 50% of the outstanding shares of the Existing Portfolio, of this Plan (the “Plan”), and any amendments related thereto; and

        WHEREAS, the Fund has advised each Insurance Company that it will make the liquidation of the Existing Portfolio contingent upon approval by the affirmative vote of the holders of a majority of the outstanding voting securities of the Existing Portfolio of this Plan and any amendments in connection therewith.

        NOW THEREFORE, the substitution of a Contract Holder’s interest in the Existing Portfolio with an interest in the Existing Portfolio shall be carried out in the manner hereinafter set forth:

        1. EFFECTIVE DATE OF PLAN. The Plan shall become and be effective with respect to the Existing Portfolio only upon the adoption and approval of the Plan, at a meeting of shareholders called for the purpose of voting upon the Plan, by the affirmative vote of the holders of a majority of the outstanding voting securities (as defined above) of the Existing Portfolio. The date of such adoption and approval of the Plan by the Existing Portfolio is hereinafter called the “Effective Date.”

        2. SPECIAL MEETING OF SHAREHOLDERS. The Fund shall provide each of the Contract Holders having an interest in shares of the Existing Portfolio held by the Separate Accounts with proxy materials containing all information necessary to make an informed judgment about the Plan. Each Insurance Company, as one of the record owners of all of the issued and outstanding shares of the Existing Portfolio, shall vote its shares in accordance with the instructions received from its Contract Holders. Any shares of the Existing Portfolio for which an Insurance Company does not receive timely voting instructions, or which are not attributable to Contract Holders, shall be voted in proportion to the instructions received from all Contract Holders having an interest in the Existing Portfolio.

        3. SUBSTITUTIONS. As soon as possible after the Effective Date of a Plan, and in any event within sixty days thereafter, the Insurance Companies shall redeem shares of the Existing Portfolio at net asset value and purchase, with the proceeds of the shares of such Portfolio at net asset value, for the benefit of Contract Holders having an interest in such Portfolio at the time of substitution, an interest in the Substitute Portfolio at net asset value (such redemption and purchase is referred to herein as the “Substitution”). The Substitution will take place at relative net asset value with no change in the amount of any Contract Holder’s accumulated value or in the dollar amount of his or her investment in the applicable Separate Account.

        4. CONDITIONS APPLICABLE TO THE SUBSTITUTION. The Substitution is subject to the following conditions:

        (a) Contract Holders shall not incur any fees, charges or expenses incurred in connection with brokerage transactions, as a result of the Substitution nor shall their rights or an Insurance Company’s obligations under any Contract be altered.

        (b) All expenses incurred in connection with the Substitution shall be paid by [BlackRock Investment Advisors, Inc.]

        (c) The Substitution shall not cause the Contract fees and charges currently being paid by existing Contract Holders to be greater after the Substitution than before the Substitution.

        (d) The Fund shall have received an opinion of tax counsel, [WFG], that the Substitution shall not impose any tax liability on Contract Holders.

        (e) The prospectus for the Existing Portfolio will be updated after approval of this plan by the Board of Directors by means of a supplement that briefly describes the Plan and identifies the Substitute Portfolio.

        (f) The current prospectus of the Substitute Portfolio will be sent to the Contract Holders with the proxy statement that seeks approval of the Plan.

        (g) Contract Holders shall be furnished with notice of the Substitution in the form of a supplement to the prospectus of the Existing Portfolio. Each supplement will inform Contract Holders that effective [____], 2007, Existing Portfolio Subaccounts will no longer be available for new investment. The prospectus supplement shall inform Contract Holders that they may, at any time prior to the Substitution, transfer their accumulation values from the Subaccount of the relevant Separate Account investing in the Existing Portfolio to any of the other investment options available under their Contract without incurring any transfer fees or other charges. Any transfer of investments from the Existing Portfolio as a result of the Substitution will not be counted as one of the free transfers permitted to Contract Holders (where applicable), provided that the transfer occurs within 90 days of the Substitution. Each prospectus supplement shall also inform Contract Holders that, if permitted by applicable tax law, they may surrender amounts transferred to the Substitute Portfolio as a result of the Substitution without payment of the associated early withdrawal charge, if surrender is made within 30 days after the date of the Substitution. Each Insurance Company’s offer to waive the early withdrawal charge shall not apply to amounts transferred to the Existing Portfolio Subaccount from the other Subaccounts of the Separate Accounts or from the fixed account after [_____], 2007.

        (h) Within 5 days after the Substitution, each Insurance Company will notify, in writing, all Contract Holders who had values transferred from Existing Portfolio Subaccounts as a result of the Substitution of their surrender rights and, as applicable, their right to make “free transfers” for another 90 days.

        (i) Upon completion of the Substitution, each Insurance Company shall take all actions necessary to eliminate the Subaccounts of each Separate Account investing in shares of the Existing Portfolio.

        5. FAILURE TO OBTAIN APPROVAL ON BEHALF OF THE EXISTING PORTFOLIO. In the event that the Plan is not approved by the shareholders of the Existing Portfolio, this Plan shall not apply.

SIGNATURES

For BlackRock Series Fund, Inc.
BlackRock [_________________] Portfolio:

_________________________________	___________________
[Name]	Date

_________________________________
Title

For Merrill Lynch Life Insurance Company:

_________________________________	___________________
[Name]	Date

_________________________________
Title

For ML Life Insurance Company of New York

_________________________________	___________________
[Name]	Date

_________________________________
Title

APPENDIX B

Investment Options

BLACKROCK SERIES FUND, INC.

BlackRock Equity Dividend Portfolio
BlackRock International Index Portfolio
BlackRock Global SmallCap Portfolio
BlackRock Mid Cap Value Opportunities Portfolio
BlackRock SmallCap Index Portfolio
BlackRock Short-Term Bond Portfolio

PLAN OF LIQUIDATION, DISSOLUTION AND TERMINATION

This Plan of Liquidation, Dissolution and Termination (“Plan”) dated [_____], 2007 is made by the BlackRock Equity Dividend Portfolio, the BlackRock International Index Portfolio, the BlackRock Global SmallCap Portfolio, the BlackRock Mid Cap Value Opportunities Portfolio, the BlackRock SmallCap Index Portfolio and the BlackRock Short-Term Bond Portfolio (each a “Portfolio”) of the BlackRock Series Fund, Inc. (the “Fund”), an open-end investment management company organized under the laws of the State of Maryland on September 4, 1980. Each Portfolio is a portfolio of the Fund providing a funding medium for variable annuity contracts issued by separate accounts of insurance companies, including, as relevant hereto, [Merrill Lynch Life Insurance Company], a [stock] life insurance company organized under the insurance laws of the State of [___], and [ML Life Insurance company of New York, a [stock] life insurance company organized under the insurance laws of the state of New York (each an “Insurance Company”) This Plan is intended to accomplish the liquidation of each Portfolio contingent upon the subsequent shareholder approval of each Portfolio’s applicable Plan of Substitution.

        WHEREAS, the Fund’s Board of Directors (“Board”), with respect to each Portfolio, has determined that it is in the best interests of the Portfolio and its shareholders to liquidate the Portfolio; and

        WHEREAS, the Plan is made contingent upon approval by each Portfolio, by the affirmative vote of the holders of a “majority of the outstanding voting securities” representing interests of the Contract Holders of the Insurance Companies in the Portfolio, which, consistent with the applicable definition in the Investment Company Act of 1940, means the lesser of (A) 67% or more of such shares of the Portfolio present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (B) more than 50% of such shares, of the Plan of Substitution, and any amendments related thereto; and

        WHEREAS, each Insurance Company Board of Directors have recommended a separate substitute portfolio to transfer the assets of each Portfolio pursuant to each Portfolio’s applicable Plan of Substitution.

        WHEREAS, the Fund has advised each Insurance Company that it will make the Plan contingent upon approval by the affirmative vote of the holders of a majority of the outstanding voting securities (as defined above) of each Portfolio of the Plan of Substitution and any amendments in connection therewith.

        NOW THEREFORE, upon Board approval and adoption, contingent upon shareholder approval of the Portfolio’s Plan of Substitution, the Portfolio shall voluntarily dissolve and completely liquidate in accordance with the requirements of the Maryland General Corporation Law (the “MGCL”) and the Internal Revenue Code of 1986, as amended (the “Code”), as follows:

        1. EFFECTIVE DATE OF PLAN. The Plan shall become and be effective with respect to each Portfolio only upon its adoption by the Board and its approval by the affirmative vote of the holders of a majority of the outstanding voting securities (as defined above) of the Portfolio. The date of the shareholder approval of the Plan of Substitution is hereinafter called the “Effective Date.”

        2. LIQUIDATION. As soon as is reasonable and practicable after the Effective Date, or as soon thereafter as practicable depending on market conditions and consistent with the terms of this Plan, each Portfolio and the Portfolio’s investment adviser, BlackRock Advisors, LLC, shall have the authority to engage in such transactions as may be appropriate to effect, together with the Insurance Companies, each Plan of Substitution and to prepare for and effect each Portfolio’s liquidation and dissolution

        3. PROVISIONS FOR LIABILITY. Each Portfolio shall pay or discharge or set aside a reserve fund for, or otherwise provide for the payment or discharge of, any liabilities and obligations, including, without limitation, contingent liabilities.

        4. ASSET SUBSTITUTION. As soon as practicable after the Effective Date and substitution of each Portfolio’s assets in the applicable substitute portfolio pursuant to the Portfolio’s Plan of Substitution, each Portfolio shall liquidate on the date of liquidation (the “Liquidation Date”), all of the remaining assets of the Portfolio in complete cancellation and redemption of all the outstanding shares of the Portfolio, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Portfolio on the Portfolio’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Portfolio on the Portfolio’s books.

        5. NOTICE OF LIQUIDATION. As soon as practicable after the Effective Date, each Portfolio shall mail notice to its known creditors, at their addresses as shown on each Portfolio’s records, that this Plan has been adopted by the Board and approved by the shareholders and that each Portfolio will be liquidating its assets, to the extent such notice is required under the MGCL.

        6. DISSOLUTION. As promptly as practicable, but in any event no earlier than 20 days after the mailing of notice to each Portfolio’s known creditors, if any, each Portfolio shall be dissolved in accordance with the laws of the State of Maryland and the Corporation’s Charter, including filing Articles of Amendment with the State of Department of Assessments and Taxation. Certification of the required vote of the Portfolio shares entitled to approve this Plan shall also constitute approval of the Articles of Amendment.

        7. AMENDMENT OF PLAN. The Board may modify or amend this Plan at any time without shareholder approval if it determines that such action would be advisable and in the best interests of a Portfolio and its shareholders, provided that no such amendment or modification will provide for the dissolution of a Portfolio under this Plan without the approval of the Plan of Substitution by a majority of the outstanding voting securities (as defined above) of the Portfolio.

        8. POWERS OF BOARD AND OFFICERS. The Board and the officers of the Corporation are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Corporation deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and dissolution of each Portfolio in accordance with the Code and the MGCL, including, without limitation, withdrawing any state registrations of each Portfolio and/or its shares, withdrawing any qualification to conduct business in any state in which each Portfolio is so qualified and the preparation and filing of any tax returns.

        9. TERMINATION OF BUSINESS OPERATIONS. As soon as practicable upon adoption of this Plan, each Portfolio shall cease to conduct business except as shall be necessary in connection with the effectuation of its Plan of Substitution and liquidation and dissolution.

        10. EXPENSES. The expenses of carrying out the terms of this Plan (which shall not include transactions costs, taxes and extraordinary expenses) shall be borne by the Advisers, whether or not the liquidation contemplated by this Plan is effected.

        11. FAILURE TO OBTAIN APPROVAL OF THE PORTFOLIO’S PLAN OF SUBSTITUTION. In the event that, for any Portfolio, the shareholder vote recorded at the meeting of shareholders contemplated by this plan results in a vote disapproving the relevant Plan of Substitution, this Plan shall not be effective with respect to that Portfolio.

YOUR VOTE IS IMPORTANT.

Please fold and detach card at perforation before mailing

BLACKROCK SERIES FUND, INC.
SPECIAL MEETING OF SHAREHOLDERS
March 15, 2007

PORTFOLIO NAME PRINTS HERE

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
(“BOARD”) OF BLACKROCK SERIES FUND, INC. (THE “FUND”) AND RELATES TO
THE PROPOSAL WITH RESPECT TO THE ABOVE-REFERENCED PORTFOLIO
(THE “PORTFOLIO”), A SERIES OF THE FUND.

The undersigned hereby appoints as proxies [____] and [_____] and each of them (with power of substitution) to represent and vote the shares of the undersigned held as of the record date in the Fund at the Special Meeting of Shareholders to be held at [____], Eastern time, on March 15, 2007, at the offices of BlackRock Advisors, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536, and any adjournment thereof (“Meeting”), with all the power the undersigned would have if personally present. The voting interest represented by this card will be voted as instructed. IF YOU DO NOT INDICATE A CHOICE, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSAL RELATING TO THE FUND, WITH DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

This voting instruction card must be dated and signed exactly as instructed.

Date

PLEASE DATE AND SIGN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Sign exactly as name appears hereon.

Signature(s)

Please fold and detach card at perforation before mailing

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

When properly signed, the voting interest represented by this card will be voted as instructed below. If no instruction is given for the proposal, voting will be “FOR” the proposal.

FOR	AGAINST	ABSTAIN
|_|	|_|	|_|

        1. To consider and vote on a Plan of Substitution for [______] Portfolio as described in the proxy statement enclosed herewith.

PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS CARD

YOUR VOTE IS IMPORTANT.

YOUR VOTE IS IMPORTANT.

Please fold and detach card at perforation before mailing

BLACKROCK SERIES FUND, INC.
SPECIAL MEETING OF SHAREHOLDERS

[______], 2007

INSURANCE COMPANY NAME PRINTS HERE
PORTFOLIO NAME PRINTS HERE

THIS VOTING INSTRUCTION CARD IS BEING SOLICITED ON BEHALF OF THE ABOVE-REFERENCED
INSURANCE COMPANY (THE “COMPANY”) AND RELATES TO THE PROPOSAL INDICATED ON THE
REVERSE SIDE WITH RESPECT TO THE ABOVE-REFERENCED PORTFOLIO
(THE “PORTFOLIO”), A SERIES OF THE TRUST.

The undersigned hereby instructs the Company to vote all shares of the Fund, which are held in the account of the undersigned at the Special Meeting of Shareholders to be held on March 15, 2007, at the offices of BlackRock Advisors, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536 and any adjournment thereof (“Meeting”), with all the power the undersigned would have if personally present. The voting interest represented by this card will be voted as instructed. IF YOU DO NOT INDICATE A CHOICE, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSAL RELATING TO THE PORTFOLIO WITH DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Date __________

PLEASE DATE AND SIGN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Sign exactly as name appears hereon.

_______________________________
Signature(s)

For individual Contract Owners, sign your name exactly as it appears on this card. For joint Contract Owners, either party may sign, but the name of the party signing should conform exactly to the name shown on this card. For all other Contract Owners, the name and the capacity of the individual signing should be indicated, unless it is reflected in the form of registration.

Please fold and detach card at perforation before mailing.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

When properly signed, the voting interest represented by this card will be directed as instructed below. If no instruction is given for the proposal, voting will be directed “FOR” the proposal.

Your insurance company recommends that you vote “FOR” the following proposal:

FOR	AGAINST	ABSTAIN
|_|	|_|	|_|

    1.        To consider and vote on a Plan of Substitution for [______] Portfolio as described in the proxy statement enclosed herewith.

PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS CARD